                          Van Kampen American Capital


                                  HIGH YIELD

                                MUNICIPAL FUND




                                 Annual Report

                               November 30, 1997




                                    [PHOTO]





         ----- A Wealth of Knowledge . A Knowledge of Wealth/sm/ -----

                          VAN KAMPEN AMERICAN CAPITAL

                    Table of Contents

Letter to Shareholders....................................  1

Performance Results.......................................  3

Portfolio Highlights......................................  4

Performance in Perspective................................  5

Portfolio Management Review...............................  6

Glossary of Terms.........................................  8

Portfolio of Investments.................................. 10

Statement of Assets and Liabilities....................... 31

Statement of Operations................................... 32

Statement of Changes in Net Assets........................ 33

Financial Highlights...................................... 34

Notes to Financial Statements............................. 37

Report of Independent Accountants......................... 42


HYMANR 1/98

                             Letter to Shareholders

                                    [PHOTO]

                     Dennis J. McDonnell and Don G. Powell

January 5, 1998

Dear Shareholder,

     On August 4, 1997, the announcement of exchange privileges between Van Kampen American Capital and Morgan Stanley funds opened the door to even greater investment opportunities. We are proud to offer an expanded family of mutual funds covering virtually every market and continent. In our view, the rapid appreciation of U.S. stock prices in recent years has created a need for investors to examine their portfolios carefully to ensure proper diversification among domestic and foreign investments. The Morgan Stanley funds, with their emphasis on global markets, can be valuable tools for accomplishing this diversification.

Economic Overview

     Solid growth and robust job creation continued to characterize the U.S. economic environment during the reporting period. The nation's output of goods and services during the first quarter grew at its fastest pace in nine years. Meanwhile, unemployment fell to 4.6 percent of the workforce in November, its lowest level since October 1973.

     Despite the thriving labor market and the rapid pace of economic activity, there was little evidence of inflation. Wholesale prices actually fell during each of the first seven months of 1997, the longest stretch of consecutive monthly declines in history. At the consumer level, prices increased by 1.8 percent over the 12 months through November.

     Several factors contributed to keeping inflation in check. A strong rally in the U.S. dollar helped limit price increases on imported goods. Also, a sharp acceleration in productivity gains allowed employers to offset the cost of higher salaries without significantly raising prices.

     The inflationary implications of the nation's low unemployment rate caused the Federal Reserve Board to raise short-term interest rates by 0.25 percent in March. Signs that economic growth slowed modestly during the second and third quarters, however, led Fed policy-makers to leave interest rates unchanged for the rest of the year.

Market Review

     Long-term interest rates fluctuated modestly during the reporting period. As the U.S. economy strengthened early in the year, the yield on the Treasury's benchmark 30-year bond climbed to 7.17 percent in mid-April amid fears of higher inflation. (As bond yields climb, bond prices fall.) When those concerns proved unfounded, Treasury bond yields gradually fell back to 6.04 percent by the end of the reporting period. The widespread devaluation of Asian currencies also helped to spark demand for fixed-income investments by increasing the likelihood that inflation in the U.S. would remain under control.

     Treasury bonds in particular were aided by a global "flight to quality" as the economic crisis in Asia and related equity-market turbulence made government securities an increasingly attractive alternative. The outperformance of Treasury bonds late in the reporting period allowed the yield spread between taxable and tax-exempt securities to narrow. For example, the Bond Buyer Municipal Revenue Bond yield as a percentage of the 30-year Treasury-bond yield rose from approximately 88 percent in September to approximately 91 percent in November. At the close of the reporting period, long-term AAA-rated

                                                           Continued on page two
general obligation bonds provided a yield of 5.13 percent, which is equivalent to a 7.43 percent yield on a taxable security for an investor in the 31 percent federal income-tax bracket.

     The decline in inflationary expectations helped to make long-term bonds the best-performing sector of the tax-exempt market. In the 12 months ended November 30, long-term general obligation bonds returned over nine percent, compared to less than eight percent for intermediate-term issues.


Outlook

     We expect that the recent upheaval in Southeast Asia will have a mixed impact on the domestic economy and a generally positive effect on fixed-income investments. Reduced demand for American exports to Asia will exert a mild drag on the U.S. economy in coming months. But while corporate profits could suffer, slower economic growth will help to mitigate the inflationary pressures caused by the strong domestic labor market. Also, we believe that lower currency values in Asia will result in less inflation in the U.S. and a greater likelihood of stable or falling interest rates. This scenario is especially favorable for high-quality bonds over the long term.

     If bond yields continue to drift lower, economic growth in the United States could accelerate later in the year. We believe that the Federal Reserve would respond to any significant pickup in economic activity with a moderate increase in short-term interest rates. We also expect the healthy economy to keep credit spreads relatively tight in coming months.

     The new economic environment must be viewed against a backdrop in which financial asset prices have appreciated substantially in recent years. The return of significant volatility to global equity markets in recent months is a reminder of the ongoing need to monitor your portfolio carefully for proper diversification among asset classes. We urge our fund shareholders to use this opportunity to consider how their holdings are currently divided among the three major asset classes of stocks, bonds, and cash. Uneven moves in the various markets can distort a carefully planned investment program. We encourage you to review your portfolio with an eye toward correcting imbalances in the way your assets are allocated.

Sincerely,





/s/ Don G. Powell                      /s/ Dennis J. McDonnell
    Chairman                               President
    Van Kampen American Capital            Van Kampen American Capital
    Investment Advisory Corp.              Investment Advisory Corp.

          Performance Results for the Period Ended November 30, 1997

             Van Kampen American Capital High Yield Municipal Fund

                                                  A Shares   B Shares   C Shares
Total Returns

One-year total return based on NAV/1/..........     9.63%      8.82%      8.82%

One-year total return/2/.......................     4.38%      4.82%      7.82%

Five-year average annual total return/2/.......     6.95%      6.95%       N/A

Ten-year average annual total return/2/........     7.81%       N/A        N/A

Life-of-Fund average annual total return/2/....     7.12%      6.95%      6.51%

Commencement date..............................  01/02/86   07/20/92   12/10/93

Distribution Rates and Yield

Distribution rate/3/...........................     5.99%      5.55%      5.56%

Taxable-equivalent distribution rate/4/........     9.36%      8.67%      8.69%

SEC Yield/5/...................................     5.31%      4.82%      4.83%


N/A = Not Applicable

/1/ Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

/2/ Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B shares and C shares).

/3/ Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

/4/ Taxable-equivalent calculations reflect a federal income tax rate of 36%.

/5/ SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending November 30, 1997.

A portion of the interest income may be subject to federal alternative minimum tax (AMT).

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                             Portfolio Highlights

             Van Kampen American Capital High Yield Municipal Fund

Top Ten States as of November 30, 1997

                                                  Percentage of Fund's
                                                 Long-Term Investments
       Pennsylvania.....................................  10.9%

       Massachusetts....................................   8.4%

       California.......................................   7.8%

       Florida..........................................   7.5%

       Illinois.........................................   7.3%

       New Jersey.......................................   4.6%

       Colorado.........................................   4.4%

       New Hampshire....................................   3.8%

       Ohio.............................................   3.5%

       Texas............................................   3.0%


Credit Quality as a Percentage of Long-Term Investments


[Pie Chart Appears Here]

As of November 30, 1997

               AAA......................................... 3.6%
               AA.......................................... 4.3%
               A........................................... 2.3%
               BBB......................................... 9.6%
               BB.......................................... 6.1%
               B........................................... 0.9%
               Non-Rated...................................73.2%


[Pie Chart Appears Here]

As of May 31, 1997

               AAA......................................... 1.8%
               AA.......................................... 0.7%
               A........................................... 1.4%
               BBB......................................... 7.7%
               BB.......................................... 8.7%
               B........................................... 0.2%
               Non-Rated...................................79.5%



Based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.


Top Five Portfolio Sectors as a Percentage of Long-Term Investments

As of November 30, 1997
Industrial Revenue.................................  21.6%
Other Care.........................................  20.0%
Health Care........................................  16.3%
Multi-Family Housing...............................  11.9%
Tax District.......................................   7.1%


As of May 31, 1997
Other Care.........................................  22.3%
Health Care........................................  18.8%
Industrial Revenue.................................  18.3%
Multi-Family Housing...............................  12.0%
Tax District.......................................   4.8%

Duration

                     As of November 30, 1997  As of May 31, 1997
       Duration              5.94 years           5.63 years

                Putting Your Fund's Performance in Perspective


     As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

     . Illustrate the general market environment in which your investments are being managed

     . Reflect the impact of favorable market trends or difficult market conditions

     . Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

     For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Lehman Brothers Municipal Bond Index over time. As a broad-based, unmanaged statistical composite, this index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. Similarly, its performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

     Growth of a Hypothetical $10,000 Investment

     Van Kampen American Capital High Yield Municipal Fund vs. Lehman Brothers Municipal Bond Index
     (November 30, 1987 through November 30, 1997)

                         Fund's Total Return
                         1 Year Avg. Annual    = 4.38%
                         5 Year Avg. Annual    = 6.95%
                         10 Year Avg. Annual   = 7.81%
                         Inception Avg. Annual = 7.12%

                             [PLOT POINTS TO COME]

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          Portfolio Management Review


             Van Kampen American Capital High Yield Municipal Fund

We recently spoke with the management team of the Van Kampen American Capital High Yield Municipal Fund about the key events and economic forces that shaped the markets during the Fund's fiscal year. The team includes Wayne D. Godlin, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the 12-month period ended November 30, 1997.

Q How would you describe the market environment in which the Fund has operated during the past 12 months?

A The bond market saw healthy advances in price during the first 11 months of 1997, but this ascension was not a smooth ride. Early in the year, when economic indicators fueled concerns about rising inflation and a potential interest rate hike by the Federal Reserve Board, bond prices began to fall. When the Fed did raise interest rates by a modest 0.25 percent in late March, bond prices fell further. By mid-April, however, the market's mood reversed, showing few signs of price pressures despite the economy's strength. Bond prices also benefited from continued heavy purchases by foreign investors and concerns that the stock market rally was nearing an end.

    As the economy continued to show few if any signs of inflation, long-term interest rates declined further. This caused credit spreads between investment-grade and lower- or non-rated bonds to contract significantly. We also saw an unprecedented amount of insured bond issuance, which has reduced the supply of higher-yielding, lower- and non-rated bonds available in the market.

Q   Have these conditions affected the management of the Fund?

A The Fund's investment strategy did not change based on what happened in the market this year. Instead, we evaluated bond issues on an individual basis and made purchases where we found the most appropriate opportunity. This strategy is referred to as a 'bottom-up' approach to bond selection.

    The narrowing of credit spreads, while limiting the attractiveness of the high-yielding, high-risk securities, actually increased the value of the lower- and non-rated bonds held in the Fund's portfolio. We found bonds in the 15- to 20-year maturity range the most attractive for maintaining the Fund's yield. The Fund typically maintains a greater percentage of assets in higher-yielding, lower-rated securities than other funds in its peer group. Currently, the Fund holds over 70 percent in non-investment grade securities. By relying heavily on our research and analysis to find attractive high-yielding issues, we are able to consistently provide shareholders with a higher level of income potential.

Q   What changes have you made to the portfolio?

A Turnover in the Fund has remained relatively low, staying within a range of 20 to 25 percent over the reporting period. We continued to allocate the
Fund's assets according to the stringent credit standards we've established. Our sector weightings are a reflection of where we found opportunities on a bond by bond basis. Health care and senior housing issues, namely Continuing Care Retirement Centers (CCRC), represent two areas of interest for the portfolio. CCRCs provide housing, activities, and nursing services for elderly and retired individuals. Our health care holdings include several long-term care and acute care centers.

    The CCRCs have gained prominence as part of our portfolio holdings during the reporting period. As the population lives longer and the number of people at retirement age increases, the need for continuing care will naturally expand. Our CCRC holding--19.0 percent of the Fund's total assets--includes centers in Pennsylvania, New Jersey, and Arizona. These issues performed well during the reporting period.

    The duration of the Fund remained at approximately 5.75 to 6.00 years, and ended the 12-month period at 5.94 years. In order to minimize volatility, we typically maintain the Fund's duration in this range. Rather than trying to time the market, we concentrated on maintaining a balanced portfolio that we feel will perform well during both upward and downward swings in interest rates. For additional Fund portfolio highlights, please refer to page four.

Q   How did the Fund perform during the reporting period?

A The Fund posted positive results for the fiscal year. Total return for the 12 months ended November 30, 1997 was 9.63 percent/1/ (Class A shares at net asset value), and the Fund's net asset value closed the period at $11.45 per Class A share, up 3 percent from $11.14 per Class A share at the beginning of the fiscal year. The Fund's tax-exempt distribution rate as of November 30, 1997, was 5.99 percent/3/, representing a taxable-equivalent distribution rate of 9.36 percent/4/ for an investor in the 36-percent federal income tax bracket.

    The Fund's total return compared favorably to that of the Lehman Brothers Municipal Bond Index, which returned 7.17 percent over the same period. This index is a broad-based, unmanaged index of municipal bonds and does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. Please refer to the chart on page three for additional Fund performance results.

    In addition to its favorable return, the Fund received an overall rating of five stars from Morningstar, among 1,481 funds in the Municipal Bond Category. This five-star composite rating is the highest rating assigned by Morningstar and is evaluated on a monthly basis. Morningstar is an independent rating company that reviews and assigns ratings to mutual funds.* While past performance is no guarantee of future results, Morningstar ratings provide a means to measure a fund's ability to achieve its investment goals. The ratings calculate the funds' three-, five-, and ten-year average annual returns with 10 percent of the funds in a category receiving five stars, 22.5 percent receiving four stars, 35 percent receiving three stars, 22.5 percent receiving two stars, and 10 percent receiving one star. The fund was rated among 1,481 funds, 695 funds, and 332 funds and received five-star ratings for the three-, five-, and ten-year periods, respectively.

Q   What is your outlook for the months ahead?

A We expect that interest rates will remain fairly stable into 1998. As inflation continues to appear under control, the Fed will not likely raise rates at their first meeting in February 1998. If economic indicators begin to show signs of inflation, we believe the Fed will respond with a small rate increase midway through 1998.

    We believe the Fund is well positioned to weather changes in interest rates in the coming year. We would like to see credit spreads widen in the new year, but all indicators lead us to believe that spreads will remain tight for the foreseeable future. Regardless, thanks to our relatively low duration and our 'bottom-up' approach to bond selection, we feel the Fund will be less volatile to any upward or downward changes in interest rates. In conclusion, we are confident that the securities we've chosen are consistent with the stringent standards we set for the portfolio.

/s/ Peter W. Hegel                  /s/ Wayne D. Godlin

Peter W. Hegel                      Wayne D. Godlin
Chief Investment Officer            Portfolio Manager
Fixed Income Investments

* The five-star rating is a composite rating. Morningstar is an independent mutual fund performance monitor. Morningstar proprietary ratings reflect historical risk-adjusted performance as of November 30, 1997. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the funds' three-, five-, and ten-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns.

                               Glossary of Terms


Basis point:

     A measure used in quoting yields on bonds. One hundred basis points is equal to one percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it would be considered a 35 basis point move.

Call feature:

     Allows the issuer to buy back the bond before the date of maturity. When the bond is called, the issuer repurchases it at or above its face value, and stops paying interest on that loan.

Class A shares:

     When Class A shares of a fund are purchased, the share price includes the net asset value plus a one-time sales charge (or "load"). There is no redemption fee (Contingent Deferred Sales Charge).

Coupon rate:

     The stated rate of interest the bond pays until maturity, expressed as a percentage of the face value.

Credit spread:

     Also called quality spread, the difference in yield between higher-quality issues (such as AAA-rated municipal securities) and lower-quality issues (such as BBB- and non-rated municipal bonds). Under normal circumstances, lower-quality issues provide higher yields in order to compensate investors for the additional credit risk.

Duration:

     A measure of a bond's sensitivity to changes in interest rates, expressed in years. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

Federal funds rate:

     The interest rate charged by one institution lending federal funds to another. This overnight rate is used to meet banks' daily reserve requirements. The Federal Reserve Board uses the federal funds rate to affect the direction of interest rates.

Federal Reserve Board (The Fed):

     A seven-member group that directs the operations of the Federal Reserve System, the central bank system of the United States. Currently led by Chairman Alan Greenspan, the Fed meets eight times a year to establish monetary policy and monitor the country's economic pulse.

General obligation bonds:

     Bonds backed by the full faith and credit (taxing authority) of the issuer for timely payment of interest and principal. General obligation bonds are issued to finance essential government projects, such as highways and schools.

Inflation:

          An economic state in which the amount of money supply and business activity dramatically increases, accompanied by sharply rising prices. Inflation is widely measured by the Consumer Price Index, a leading economic indicator that measures the change in the cost of purchased goods and services.

Municipal bond:

     A debt security issued by a state, municipality, or other governmental entity to finance capital expenditures. Such expenditures might include the construction of highways, public works, or school buildings.

Municipal revenue bonds:

     Bonds that are payable only from the revenues the project will generate and are not backed by any taxing authority of the issuer. Revenue bonds are issued to finance the building of hospitals, toll bridges, electric dams, airports, and college dormitories.

Municipal yield curve:

     A representation of the actual or projected yields of municipal bond securities in relationship to their maturities.

Net asset value (NAV):

     The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

Put bond:

     A long-term bond that the bondholder can "put" back to the issuer for redemption at a specified price on a specified future date prior to maturity.

Refunding:

     A process whereby new bonds are issued to refinance an outstanding bond issue. This typically occurs when interest rates decline and an issuer wishes to replace higher-yielding bonds with current lower-yielding issues.

Yield curve:

     A result of viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years, grouped together, will often reflect a pattern of increasing yield as maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates. An "inverted" yield curve indicates that short-term rates are rising as long-term rates move lower.

Zero coupon bonds:

     A corporate or municipal debt security traded at a deep discount from face value that pays no interest and it may be redeemed at maturity for full face value.

                            Portfolio of Investments

                               November 30, 1997

------------------------------------------------------------------------------------------------------------------------
Par
Amount
(000)    Description                                                                 Coupon     Maturity    Market Value
-------------------------------------------------------------------------------------------------------------------------
         Municipal Bonds 99.4%
         Alabama 0.3%
$   750  Vincent, AL Indl Dev Brd Shelby Motel Group Inc Proj....................    10.500%    09/01/16    $    764,812
  2,500  West Jefferson Cnty, AL Amusement & Pub Pk Auth First Mtg
         Visionland Proj. .......................................................     8.000     12/01/26       2,594,425
                                                                                                            ------------
                                                                                                               3,359,237
                                                                                                             -----------
         Alaska 0.8%
  3,000  Alaska St Hsg Fin Corp Amt Hsg Dev Ser B................................     5.800     12/01/29       3,029,460
  2,250  Seward, AK Rev AK Sealife Cent Proj.....................................     7.650     10/01/16       2,389,388
  5,000  Valdez, AK Marine Terminal Rev BP Pipelines Inc.........................     5.850     08/01/25       5,133,100
                                                                                                             -----------
                                                                                                              10,551,948
                                                                                                             -----------
         Arizona 1.8%
  1,220  Casa Grande, AZ Indl Dev Auth Rfdg......................................     8.250     12/01/15       1,315,392
  2,880  Chandler, AZ Indl Dev Auth Rev Chandler Financial Cent
         Proj Ser 1986 (c).......................................................     9.875     12/01/16       2,448,291
  3,000  Maricopa Cnty, AZ Indl Dev Auth Sr Living Fac Rev.......................     7.750     04/01/15       3,126,690
  1,300  McDowell, AZ Mountain Ranch Cmnty Fac Dist..............................     6.500     07/15/22       1,317,784
  1,112  Peoria, AZ Indl Dev Auth Sierra Winds Life Care Cmnty Proj (Var
         Rate Cpn)...............................................................     6.500     11/01/17       1,093,052
  2,750  Pima Cnty, AZ Indl Dev Auth Indl Rev Amt Tucson Elec Pwr Co
         Ser A...................................................................     6.100     09/01/25       2,788,390
  4,500  Pima Cnty, AZ Indl Dev Auth Indl Rev Tucson Elec Pwr Co Proj
         Ser B...................................................................     6.000     09/01/29       4,560,525
  2,000  Pima Cnty, AZ Indl Dev Auth Rev La Posada at Park Cent Ser A............     7.000     05/15/27       2,082,000
  1,025  Pinal Cnty, AZ Indl Dev Auth Casa Grande Regl Med Cent Proj Ser A.......     8.125     12/01/22       1,097,549
    475  Pinal Cnty, AZ Indl Dev Auth Casa Grande Regl Med Cent Proj Ser B.......     8.125     12/01/22         508,620
  1,035  Scottsdale, AZ Indl Dev Auth Rev First Mtg Westminster Village
         Rfdg Ser A..............................................................     8.000     06/01/11       1,139,276
  2,000  Scottsdale, AZ Indl Dev Auth Rev First Mtg Westminster Village
         Rfdg Ser A..............................................................     8.250     06/01/15       2,218,240
                                                                                                             -----------
                                                                                                              23,695,809
                                                                                                             -----------
         Arkansas 0.4%
    500  Fayetteville, AR Pub Fac Brd Rev Butterfield Trail Village Proj B
         (Prerefunded @ 09/01/99)................................................     9.500     09/01/14         554,245
  4,420  Jackson Cnty, AR Hlth Care Fac Brd First Mtg Hosp Rev Newport
         Hosp & Clinic Inc.......................................................     7.375     11/01/11       4,455,139
                                                                                                             -----------
                                                                                                               5,009,384
                                                                                                             -----------
         California 7.7%
  1,000  Brentwood, CA Impt Bond Act 1915 (a)....................................     6.000     09/02/27         991,660
  1,210  California Edl Fac Auth Rev Pacific Graduate Sch of Psych...............     7.600     11/01/21       1,261,909
  2,385  California Edl Fac Auth Rev Pacific Graduate Sch of Psych...............     8.000     11/01/21       2,572,485
  5,205  California St Veterans Bonds Ser AY (b).................................     7.375     04/01/19       5,217,856
 15,500  California Statewide Cmntys Dev Auth Spl Fac United Airls...............     5.625     10/01/34      15,341,590
 15,000  California Statewide Cmntys Dev Auth Spl Fac United Airls Ser A.........     5.700     10/01/33      15,062,850
  1,000  Capistrano, CA Uni Sch Dist Cmnty Fac Dist Spl Tax......................     7.100     09/01/21       1,089,070

                                               See Notes to Financial Statements

                               November 30, 1997

-----------------------------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                                Coupon     Maturity    Market Value
------------------------------------------------------------------------------------------------------------------------
          California (Continued)
$  2,000  Corona, CA Ctfs Partn Vista Hosp Sys Inc Ser B..........................   9.500%     07/01/20    $  2,367,540
   2,500  Corona, CA Ctfs Partn Vista Hosp Sys Inc Ser C..........................   8.375      07/01/11       2,759,050
   1,500  Davis, CA Pub Fac Fin Auth Local Agy Rev................................   6.600      09/01/25       1,561,215
   1,300  Emeryville, CA Impt Bond Act 1915 Assmt Dist 93-1
          East Baybridge..........................................................   7.300      09/02/21       1,365,507
   1,000  Folsom, CA Pub Fin Auth Ser A...........................................   6.875      09/02/19       1,030,600
   1,500  Folsom, CA Spl Tax Cmnty Fac Dist No 7 Rfdg.............................   7.250      09/01/21       1,614,165
   2,795  Fresno, CA Ctfs Partn...................................................   8.500      05/01/16       2,977,570
   1,000  Indio, CA Pub Fin Auth Rev Tax Increment................................   6.500      08/15/27       1,018,490
   4,000  Lake Elsinore, CA Pub Fin Auth Local Agy Rev............................   7.100      09/01/20       4,267,480
   1,500  Los Angeles, CA Cmnty Fac Dist Spl Tax No. 3 Cascades
          Business Park...........................................................   6.400      09/01/22       1,515,870
   3,500  Millbrae, CA Residential Fac Rev Magnolia of Millbrae Proj Ser A........   7.375      09/01/27       3,525,585
   1,000  Moreno Vly, CA Spl Tax Towngate Cmnty Fac Dist 87-1.....................   7.125      10/01/23       1,058,840
   1,530  Norco, CA Swr & Wtr Rev Rfdg............................................   7.200      10/01/19       1,684,683
   2,000  Perris, CA Pub Fin Auth Loc Agy Rev Ser D...............................   7.875      09/01/25       2,232,420
   1,500  Rancho Cucamonga, CA Cmnty Fac Dist Spl Tax No 88-2.....................   8.250      09/01/19       1,681,860
     100  Rancho Cucamonga, CA Cmnty Fac Dist Spl Tax No 88-2.....................   8.000      09/01/20         110,408
   3,000  Reedley, CA Ctfs Partn..................................................   7.500      10/01/26       3,199,170
   3,105  Richmond, CA Redev Agy Multi-Family Rev Ser A...........................   7.500      09/01/23       3,124,220
   7,500  Riverside Cnty, CA Air Force Village West Inc Ser A Rfdg................   8.125      06/15/20       8,148,525
   2,000  Sacramento, CA Spl Tax Cmnty Fac Dist No 97-1 Ser A.....................   6.700      09/01/17       2,012,520
   2,000  Sacramento, CA Spl Tax Cmnty Fac Dist No 97-1 Ser A.....................   6.750      09/01/27       2,011,060
   3,000  San Bernardino, CA Hosp Rev San Bernardino Cmnty Hosp Rfdg..............   7.875      12/01/19       3,151,800
   1,900  San Luis Obispo, CA Ctfs Partn Vista Hosp Sys Inc.......................   8.375      07/01/29       1,973,321
   3,000  Santa Ana, CA Cmnty Redev Agy Tax Alloc Ser B Rfdg......................   7.500      09/01/16       3,182,040
   1,000  Santa Rosa, CA Impt Bond Act 1915 Fountaingrove Prkwy
          Extension Assmt.........................................................   7.625      09/02/19       1,033,650
                                                                                                            ------------
                                                                                                             100,145,009
                                                                                                            ------------
          Colorado 4.3%
   1,000  Arrowhead Metro Dist CO.................................................   8.125      12/01/11       1,078,900
   1,060  Berry Creek Metro Dist CO Rfdg..........................................   7.300      12/01/12       1,156,068
   2,400  Bowles Metro Dist CO GO.................................................   7.750      12/01/15       2,534,496
   2,250  Colorado Hlth Fac Auth Rev Baptist Home Assn Ser A......................   6.375      08/15/24       2,261,700
   1,300  Colorado Hlth Fac Auth Rev Sr Living Fac Eaton Terrace A................   6.800      07/01/09       1,313,910
   3,250  Colorado Hlth Fac Auth Rev Sr Living Fac Eaton Terrace A................   7.250      07/01/22       3,323,840
   1,500  Colorado Hlth Fac Auth Rev Christian Living Campus Proj.................   9.000      01/01/25       1,756,995
   2,000  Colorado Hlth Fac Auth Rev Shalom Park Proj Rfdg & Impt.................   7.250      12/15/25       2,056,580
   1,250  Cordillera Metro Dist CO Eagle Cnty.....................................   8.250      12/01/13       1,408,175
   3,000  Cottonwood Wtr & Sanitation Dist CO Ser A Rfdg..........................   7.750      12/01/20       3,184,200
   1,055  Denver, CO City & Cnty Indl Dev Rev Jewish Cmnty Cent Proj..............   7.375      03/01/09       1,185,999
   1,130  Denver, CO City & Cnty Indl Dev Rev Jewish Cmnty Cent Proj..............   7.500      03/01/14       1,256,628
     815  Denver, CO City & Cnty Indl Dev Rev Jewish Cmnty Cent Proj..............   7.875      03/01/19         913,077

                                               See Notes to Financial Statements

                               November 30, 1997

-----------------------------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                                Coupon     Maturity    Market Value
------------------------------------------------------------------------------------------------------------------------
          Colorado (Continued)
$  2,295  Denver, CO City & Cnty Single Family Mtg Rev Ser A
          (GNMA Collateralized)..................................................    8.125%     12/01/20      $2,375,050
   1,895  Denver, CO Urban Renewal Auth Tax Increment Rev
          South Bdwy/Montgomery Ward.............................................    8.500      05/01/16       2,098,333
   2,000  Eagle Cnty, CO Air Term Corp Rev Arpt Term Proj........................    7.500      05/01/21       2,150,740
   1,000  Eaglebend, CO Affordable Hsg Corp Multi-Family Rev Hsg Proj............    6.200      07/01/12       1,009,810
   1,735  Eaglebend, CO Affordable Hsg Corp Multi-Family Rev Hsg Proj............    6.400      07/01/17       1,751,830
   1,500  Eaglebend, CO Affordable Hsg Corp Multi-Family Rev Hsg Proj............    6.450      07/01/21       1,514,520
   4,000  Fairlake Metro Dist City & Cnty of Denver, CO..........................    9.625      12/01/10       4,554,160
   2,500  Hyland Hills, CO Metro Park & Recreation Dist Spl Rev Ser A
          (Prerefunded @ 12/15/02)...............................................    8.625      12/15/12       3,019,300
   1,000  Landmark Metro Dist CO (Prerefunded @ 06/01/00)........................    8.750      12/01/05       1,051,640
   3,000  Mountain Village Metro Dist CO San Miguel Cnty Rfdg
          (Prerefunded @ 12/01/98)...............................................   11.000      12/01/07       3,266,700
   4,300  Northern Metro Dist CO Adams Cnty Rfdg.................................    6.500      12/01/16       4,356,115
     500  Panorama Metro Dist CO Ser B Rfdg (Prerefunded @ 12/01/99).............    9.000      12/01/09         551,635
     147  Skyland Metro Dist CO Gunnison Cnty Rfdg (Var Rate Cpn)................    4.000      12/01/08         104,835
     750  Snowmass Village, CO Multi-Family Hsg Rev Ser A Rfdg...................    8.000      09/01/14         786,120
     660  Superior, CO Metro Dist No 2 Ser A Rfdg................................    7.250      12/01/02         693,660
     840  Superior, CO Metro Dist No 2 Ser A Rfdg................................    7.750      12/01/13         913,794
     650  Telluride, CO Hsg Auth Hsg Rev.........................................    9.100      06/01/01         673,452
   2,000  Telluride, CO Hsg Auth Hsg Rev Shandoka Apartments Proj Rfdg...........    7.875      06/01/17       2,133,040
                                                                                                             -----------
                                                                                                              56,435,302
                                                                                                             -----------
          Connecticut  2.6%
   1,000  Connecticut St Dev Auth Mystic Marinelife Aquar Proj A.................    7.000        12/01/27     1,059,380
   2,275  Connecticut St Dev Auth First Mtg Gross Rev Hlthcare Proj
          CT Baptist Homes Inc Proj..............................................    8.750        09/01/12     2,556,895
   1,500  Connecticut St Dev Auth First Mtg Gross Rev Hlthcare Proj
          CT Baptist Homes Inc Proj..............................................    9.000        09/01/22     1,701,150
   1,225  Connecticut St Dev Auth Hlthcare Rev Independent Living Proj
          Ser B..................................................................    8.000        07/01/17     1,315,625
   1,885  Connecticut St Dev Auth Hlthcare Rev Jerome Home Proj..................    8.000        11/01/19     1,990,428
   2,000  Connecticut St Hlth & Edl Fac Auth Rev.................................    6.875        07/01/27     2,102,340
   2,500  Connecticut St Hlth & Edl Fac Auth Rev Tolland Cnty Hlthcare Inc
          Ser A..................................................................    9.200        07/01/21     2,826,175
   2,760  Connecticut St Hsg Fin Auth............................................    5.850        11/15/28     2,807,472
   5,000  Greenwich, CT Hsg Auth Multi-Family Rev Hsg Greenwich Close
          Ser A..................................................................    6.350        09/01/27     5,044,050
   1,500  Greenwich, CT Hsg Auth Multi-Family Rev Hsg Greenwich Close
          Ser B..................................................................    7.500        09/01/27     1,504,110
   1,520  Manchester, CT Redev Agy Multi-Family Mtg Rev Bennet Hsg
          Dev Rfdg...............................................................    7.200        12/01/18     1,624,090
   5,000  Mashantucket Western Pequot Tribe CT Spl Rev Ser B, 144-A (e)..........    5.750        09/01/27     5,044,600
   1,365  New Haven, CT Fac Rev Easter Seal Goodwill Rehab Proj..................    8.875        04/01/16     1,282,964
   2,335  New Haven, CT Indl Fac Rev Adj Govt Cent Thermal Energies..............    7.250        07/01/09     2,339,600
                                                                                                             -----------
                                                                                                              33,198,879
                                                                                                             -----------

                                               See Notes to Financial Statements

                               November 30, 1997


------------------------------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                                Coupon     Maturity    Market Value
------------------------------------------------------------------------------------------------------------------------
          Delaware  0.6%
$  2,530  Delaware St Econ Dev Auth Indl Dev Rev First Mtg Dover
          Hlthcare Rfdg............................................................   7.875%    04/01/08      $2,696,777
     400  Delaware St Econ Dev Auth Rev First Mtg Gilpin Hall Proj.................   7.375     07/01/15         422,000
   2,800  Delaware St Econ Dev Auth Rev First Mtg Gilpin Hall Proj.................   7.625     07/01/25       2,952,292
     965  Delaware St Econ Dev Auth Rev Osteopathic Hosp Assn of DE Ser A
          (Prerefunded @ 07/01/04).................................................   9.500     01/01/22       1,185,881
     300  Wilmington, DE Hosp Rev Osteopathic Hosp Assn of DE/Riverside
          Hosp Ser A (Prerefunded @ 10/01/98)......................................  10.000     10/01/03         320,610
     500  Wilmington, DE Hosp Rev Osteopathic Hosp Assn of DE/Riverside
          Hosp Ser A (Prerefunded @ 10/01/98)......................................  10.200     10/01/18         535,025
                                                                                                               ---------
                                                                                                               8,112,585
                                                                                                               ---------
          District of Columbia  0.3%
   3,500  District of Columbia Rev Natl Pub Radio Ser A............................   7.700     01/01/23       3,785,705
                                                                                                               ---------

          Florida  7.5%
   1,000  Atlantic Beach, FL Rev Fleet Landing Proj Ser A Rfdg & Impt..............   7.500     10/01/02       1,051,200
   2,085  Atlantic Beach, FL Rev Fleet Landing Proj Ser A Rfdg & Impt..............   7.875     10/01/08       2,358,489
   1,500  Bay Cnty, FL Hosp Sys Rev Bay Med Cent Proj Rfdg
          (Prerefunded @ 10/01/04).................................................   8.000     10/01/12       1,792,530
     500  Bay Cnty, FL Hosp Sys Rev Bay Med Cent Proj Rfdg
          (Prerefunded @ 10/01/04).................................................   8.000     10/01/19         611,895
   1,500  Bobcat Trail Cmnty, FL Dev Dist Cap Impt Rev.............................   6.750     05/01/04       1,506,330
   1,300  Bobcat Trail Cmnty, FL Dev Dist Cap Impt Rev.............................   7.500     05/01/19       1,320,956
   3,335  Boca Raton, FL Hsg Auth Mtg Hsg Rev First Lien Banyan Place
          Sr Living A..............................................................   7.150     04/01/31       3,385,092
     910  Boca Raton, FL Hsg Auth Mtg Hsg Rev Second Lien Banyan Place
          Sr Living B..............................................................   8.700     10/01/32         915,223
   1,330  Brevard Cnty, FL Hlth Fac Auth Rev Courtenay Springs Village Rfdg........   7.375     11/15/04       1,437,983
   2,200  Brevard Cnty, FL Hlth Fac Auth Rev Courtenay Springs Village Rfdg........   7.750     11/15/17       2,398,660
     170  Charlotte Cnty, FL Indl Dev Auth Rev Beverly Enterprises Rfdg............  10.000     06/01/11         193,933
   1,545  Collier Cnty, FL Indl Dev Auth Retirement Rental Hsg Rev.................  10.750     03/01/03       1,774,324
   1,000  Dade Cnty, FL Hsg Fin Auth Multi-Family Mtg Rev..........................   6.000     11/01/32       1,012,690
   3,000  Fishhawk Cmnty, FL Dev Dist Spl Assmt Rev................................   7.625     05/01/18       3,184,860
     835  Fort Walton Beach, FL Indl Dev Rev First Mtg Fort Walton Beach
          Venture Proj.............................................................  10.500     12/01/16         879,956
   1,070  Hernando Cnty, FL Indl Dev Rev Beverly Enterprises Rfdg..................  10.000     09/01/11       1,229,901
   3,000  Hialeah Gardens, FL Indl Dev Rev Waterford Convalescent
          Ser A Rfdg...............................................................   8.250     12/01/14       3,249,000
   1,500  Homestead, FL Indl Dev Rev Brookwood Gardens Cent Proj
          Ser A Rfdg...............................................................   8.250     12/01/14       1,624,500
   1,330  Lake Bernadette, FL Cmnty Dev Dist Spl Assmt Rev Ser A...................   8.000     05/01/17       1,410,478
   2,500  Lake Saint Charles, FL Cmnty Dev Dist Spl Assmt Rev......................   7.875     05/01/17       2,651,100
   2,000  Lee Cnty, FL Indl Dev Auth Hlth Care Fac Rev.............................   6.250     10/01/17       2,034,960
   1,500  Lee Cnty, FL Indl Dev Auth Hlth Care Fac Rev.............................   6.375     10/01/25       1,533,885
     730  Lee Cnty, FL Indl Dev Auth Econ Rev Encore Nursing Cent Partner
          Rfdg.....................................................................   8.125     12/01/07         810,285
   1,300  Marion Cnty, FL Indl Dev Auth Rev Midland Ross Corp Proj.................  11.875     08/01/11       1,313,611

                                               See Notes to Financial Statements

                               November 30, 1997

-----------------------------------------------------------------------------------------------------------------------

Par
Amount
(000)     Description                                                                Coupon     Maturity    Market Value
------------------------------------------------------------------------------------------------------------------------
          Florida (Continued)
 $  4,055 Mount Dora, FL Hlth Fac Auth Hlth Rev.................................     7.125%     08/15/21    $ 4,120,934
    2,545 North Miami, FL Hlthcare Fac Rev Imperial Club Proj Ser A.............     9.250      01/01/13      2,887,761
    1,000 North Springs Impt Dist FL Spl Assessment Rev.........................     6.250      05/01/05      1,005,000
    1,000 North Springs Impt Dist FL Spl Assessment Rev.........................     7.000      05/01/19      1,012,170
    3,000 Northern Palm Beach Cnty, FL Impt Dist Wtr Ctl & Impt Unit Dev........     7.200      08/01/16      3,246,060
    2,500 Northern Palm Beach Cnty, FL Impt Dist Wtr Ctl & Impt Unit Dev........     7.300      08/01/27      2,713,175
      440 Orange Cnty, FL Hlth Fac Auth Rev First Mtg Orlando Lutheran
          Twr Rfdg..............................................................     8.125      07/01/06        486,464
    2,035 Orange Cnty, FL Hlth Fac Auth Rev First Mtg Orlando Lutheran
          Twr Rfdg..............................................................     8.400      07/01/14      2,321,528
    1,325 Orange Cnty, FL Hlth Fac Auth Rev First Mtg Orlando Lutheran
          Twr Rfdg..............................................................     8.625      07/01/20      1,535,741
    1,000 Orange Cnty, FL Hlth Fac Auth Rev First Mtg Orlando Lutheran
          Twr Rfdg..............................................................     8.750      07/01/26      1,163,570
    2,585 Orange Cnty, FL Hsg Fin Auth Multi-Family Rev Mtg Hands Inc
          Proj Ser A............................................................     7.875      10/01/15      2,760,625
    2,035 Orange Cnty, FL Hsg Fin Auth Multi-Family Rev Mtg Hands Inc
          Proj Ser A............................................................     8.000      10/01/25      2,191,166
      435 Orange Cnty, FL Indl Dev Auth Rev Beverly Enterprises Proj Rfdg.......     9.250      08/01/10        488,414
    3,000 Overoaks, FL Cmnty Dev Dist Cap Impt Rev..............................     8.250      05/01/17      3,094,830
    3,400 Palm Beach Cnty, FL Hlth Fac Auth Rev Waterford Proj Rfdg.............     7.750      10/01/15      3,477,690
    3,000 Pinellas Cnty, FL Edl Fac Auth Rev College Harbor Proj Ser A..........     8.250      12/01/21      3,146,460
    1,000 Piney Z Cmnty Dev Dist FL Cap Impt Rev Ser A..........................     7.250      05/01/19      1,008,190
    1,300 Piney Z Cmnty Dev Dist FL Cap Impt Rev Ser B..........................     6.500      05/01/02      1,289,990
    1,370 Plantation, FL Hlth Fac Auth Rev Covenant Retirement Cmnty Inc........     7.625      12/01/12      1,536,674
      750 Plantation, FL Hlth Fac Auth Rev Covenant Retirement Cmnty Inc
          Rfdg..................................................................     7.750      12/01/22        843,563
    1,000 Saint John's Cnty, FL Indl Dev Auth Hlthcare Rev Bayview Proj
          Ser A.................................................................     7.100      10/01/16      1,066,910
    2,000 Saint John's Cnty, FL Indl Dev Auth Hlthcare Rev Bayview Proj Ser A...     7.100      10/01/26      2,133,820
      250 Santa Rosa Cnty, FL Indl Dev Auth Rev First Mtg Sandy Ridge
          Care Cent.............................................................    10.500      04/01/16        253,580
    1,000 Sarasota Cnty, FL Hlth Fac Auth Rev Hlthcare Manatee Jewish Rfdg......     7.000      07/01/16      1,063,370
    1,000 Tamarac, FL Indl Dev Rev Sun Belt Precision Prods Inc.................     6.500      08/01/17      1,015,000
    1,780 Tampa Palms, FL Open Space & Transn Cmnty Dev Dist Rev Cap
          Impt Area 7 Proj......................................................     8.500      05/01/17      1,956,487
    1,000 Tampa Palms, FL Open Space & Transn Cmnty Dev Dist Rev Cap
          Impt Area 7 Proj......................................................     7.500      05/01/18      1,048,150
      710 Volusia Cnty, FL Indl Dev Auth Bishops Glen Proj Rfdg.................     7.125      11/01/06        732,230
    1,890 Volusia Cnty, FL Indl Dev Auth Bishops Glen Proj Rfdg.................     7.500      11/01/16      1,979,114
    2,000 Volusia Cnty, FL Indl Dev Auth Bishops Glen Proj Rfdg.................     7.625      11/01/26      2,108,260
    1,775 Westchase East Cmnty, FL Dev Dist Cap Impt Rev........................     7.500      05/01/17      1,857,875
    1,965 Westchase East Cmnty, FL Dev Dist Cap Impt Rev........................     7.300      05/01/18      2,046,449
                                                                                                            -----------
                                                                                                             97,273,091
                                                                                                            -----------

                                               See Notes to Financial Statements

                               November 30, 1997

-----------------------------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                                Coupon    Maturity    Market Value
------------------------------------------------------------------------------------------------------------------------
          Georgia  1.0%
$  1,640  Athens Clarke Cnty, GA Residential Care Fac For The Elderly Auth Rev......  6.350%    10/01/17    $ 1,660,254
   1,220  Athens Clarke Cnty, GA Residential Care Fac For The Elderly Auth Rev......  6.375     10/01/27      1,231,578
   3,000  Atlanta, GA Urban Residential Fin Auth Multi-Family Hsg Renaissance
          on Peachtree Apts Proj Ser 85.............................................  8.500     04/01/26      3,159,420
     375  Coweta Cnty, GA Residential Care Fac For The Elderly Auth Rev First
          Lien Wesley Woods Ser A...................................................  7.625     10/01/06        419,850
   1,500  Coweta Cnty, GA Residential Care Fac For The Elderly Auth Rev First
          Lien Wesley Woods Ser A...................................................  8.200     10/01/16      1,733,070
   1,500  Coweta Cnty, GA Residential Care Fac For The Elderly Auth Rev First
          Lien Wesley Woods Ser A...................................................  8.250     10/01/26      1,738,140
     300  Richmond Cnty, GA Dev Auth Nursing Home Rev Beverly
          Enterprises GA Proj Rfdg..................................................  8.750     06/01/11        338,208
   3,000  Rockdale Cnty, GA Dev Auth Solid Waste Disp Visy Paper Inc Proj...........  7.500     01/01/26      3,243,150
                                                                                                            -----------
                                                                                                             13,523,670
          Hawaii  0.2%                                                                                      -----------
     870  Hawaii Cnty, HI Impt Dist No 17 Spl Assmt Kaloko Subdivision..............  9.500     08/01/11        935,407
   2,000  Hawaii St Dept Transport Spl Fac Continental Airls Inc (a)................  5.625     11/15/27      1,975,680
                                                                                                            -----------
                                                                                                              2,911,087
                                                                                                            -----------
          Illinois  7.3%
   1,475  Bedford Park, IL Tax Increment Rev 71st & Cicero Proj Rfdg................  7.375     01/01/12      1,560,388
   1,500  Bedford Park, IL Tax Increment Rev Mark IV Proj
          (Prerefunded @ 03/01/02)..................................................  9.750     03/01/12      1,838,475
     985  Bedford Park, IL Tax Increment Rev Sr Lien Bedford City Sq Proj...........  9.250     02/01/12      1,134,415
   2,910  Broadview, IL Tax Increment Rev...........................................  8.250     07/01/13      3,291,501
     250  Carol Stream, IL First Mtg Rev Windsor Park Manor Proj....................  7.000     12/01/13        259,462
   2,000  Carol Stream, IL First Mtg Rev Windsor Park Manor Proj....................  7.200     12/01/14      2,108,620
   1,000  Chicago, IL O'Hare Intl Arpt Spl Fac Rev American Airls Inc
          Proj Rfdg.................................................................  8.200     12/01/24      1,209,330
     540  Chicago, IL O'Hare Intl Arpt Spl Fac Rev American Airls Inc Proj
          Ser A.....................................................................  7.875     11/01/25        592,942
   3,500  Chicago, IL O'Hare Intl Arpt Spl Fac Rev United Airls Inc (b).............  8.500     05/01/18      3,848,530
   1,500  Chicago, IL Tax Increment.................................................  7.250     01/01/14      1,583,820
   3,000  Crestwood, IL Tax Increment Rev Rfdg......................................  7.250     12/01/08      3,195,960
     500  Hodgkins, IL Tax Increment................................................  9.500     12/01/09        589,560
   4,000  Hodgkins, IL Tax Increment Rfdg Ser A.....................................  7.625     12/01/13      4,384,760
   3,500  Huntley, IL Increment Alloc Rev Huntley Redev Proj Ser A..................  8.500     12/01/15      3,861,795
   2,470  Illinois Dev Fin Auth Hlth Fac Rev Cmnty Living Options...................  7.125     03/01/10      2,703,761
   1,500  Illinois Dev Fin Auth Pollutn Ctl Rev IL Pwr Co Proj Ser A Rfdg...........  8.300     04/01/17      1,546,470
     605  Illinois Dev Fin Auth Rev Cmnty Fac Clinic Altgeld Proj...................  8.000     11/15/06        643,514
   1,405  Illinois Dev Fin Auth Rev Cmnty Fac Clinic Altgeld Proj...................  8.000     11/15/16      1,494,007
   2,000  Illinois Dev Fin Auth Rev Debt Restructure-East Saint Louis...............  7.375     11/15/11      2,251,800
   4,000  Illinois Edl Fac Auth Rev Peace Mem Ministries Proj.......................  7.500     08/15/26      4,190,160
     240  Illinois Hlth Fac Auth Rev Fairview Oblig Group Ser A.....................  7.125     08/15/17        254,650
   4,000  Illinois Hlth Fac Auth Rev Victory Hlth Services Ser A....................  5.750     08/15/27      4,034,640
   1,475  Illinois Hlth Fac Auth Rev Covenant Retirement Cmntys Ser A...............  7.600     12/01/12      1,659,803

                                       15      See Notes to Financial Statements

                               November 30, 1997

-----------------------------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                                Coupon     Maturity    Market Value
------------------------------------------------------------------------------------------------------------------------
          Illinois (Continued)
$  3,000  Illinois Hlth Fac Auth Rev Fairview Oblig Group Ser A Rfdg...............  7.400%     08/15/23    $ 3,234,480
     490  Illinois Hlth Fac Auth Rev Hinsdale Ser C................................  9.500      11/15/19        573,810
   1,700  Illinois Hlth Fac Auth Rev Lifelink Corp Oblig Group Ser B...............  8.000      02/15/25      1,825,936
   4,000  Illinois Hlth Fac Auth Rev Lutheran Home & Svcs Proj Ser A...............  7.500      02/15/26      4,195,160
   1,250  Illinois Hlth Fac Auth Rev Saint Elizabeth's Hosp Rfdg
          (Prerefunded @ 07/01/04).................................................  7.625      07/01/10      1,487,275
   1,500  Illinois Hlth Fac Auth Rev Saint Elizabeth's Hosp Rfdg
          (Prerefunded @ 07/01/04).................................................  7.750      07/01/16      1,795,305
   1,380  Jackson Park Hosp Fndtn Chicago, IL Jackson Park Hosp....................  9.000      03/01/05      1,352,400
   3,215  Loves Park, IL First Mtg Rev Hoosier Care Proj Ser A.....................  9.750      08/01/19      3,431,466
   2,500  Mill Creek Wtr Reclamation Dist IL Swr Rev...............................  8.000      03/01/10      2,751,075
   1,500  Mill Creek Wtr Reclamation Dist IL Wtrwks Rev............................  8.000      03/01/10      1,650,645
   2,480  Palatine, IL Tax Increment Rev Rand/Dundee Cent Proj.....................  7.750      01/01/17      2,584,507
     765  Peoria, IL Spl Tax Weaverridge Spl Svc Area..............................  7.625      02/01/08        810,892
   2,050  Peoria, IL Spl Tax Weaverridge Spl Svc Area..............................  8.050      02/01/17      2,216,665
   5,100  Robbins, IL Res Recov Rev................................................  8.375      10/15/16      5,268,198
   1,610  Round Lake Beach, IL Tax Increment Rev Rfdg..............................  7.200      12/01/04      1,740,474
   2,500  Round Lake Beach, IL Tax Increment Rev Rfdg..............................  7.500      12/01/13      2,719,100
   2,950  Saint Charles, IL Indl Dev Rev Tri-City Cent Proj........................  7.500      11/01/13      3,103,783
   3,965  Saint Charles, IL Multi-Family Hsg Rev Bonds Wessel Court Proj...........  7.600      04/01/24      4,111,229
     500  Sherman, IL Rev First Mtg Villa Hlthcare Ser A...........................  8.250      10/01/14        525,005
     500  Sherman, IL Rev First Mtg Villa Hlthcare Ser A...........................  8.500      10/01/24        526,855
                                                                                                             ----------
                                                                                                             94,142,623
                                                                                                             ----------
          Indiana  2.5%
     485  Carmel, IN Retirement Rental Hsg Rev Beverly Enterprises Inc
          Proj Rfdg................................................................  8.750      12/01/08        551,266
   1,100  Crawfordsville, IN Redev Comm Dist Tax Increment Rev.....................  7.350      02/01/17      1,113,112
   1,500  Delaware Cnty, IN Redev Dist Tax Increment Rev...........................  6.875      02/01/18      1,514,595
   3,000  Indiana Dev Fin Auth Indl Dev Rev Unr Rohn Inc Proj......................  7.500      03/01/11      3,165,120
   1,000  Indiana Hlth Fac Auth Cmnty Hartsfield Village Proj Ser A................  6.250      08/15/14      1,006,680
   2,000  Indiana Hlth Fac Auth Cmnty Hartsfield Village Proj Ser A................  6.375      08/15/27      2,016,560
   1,500  Indiana Hlth Fac Auth Saint Anthony Home.................................  7.000      05/15/17      1,529,430
   1,000  Indiana Hlth Fac Auth Saint Anthony Home.................................  7.250      05/15/24      1,024,190
   3,750  Indianapolis, IN Arpt Auth Rev Spl Fac United Air Lines Proj Ser A.......  6.500      11/15/31      4,010,587
   2,500  Jasper Cnty, IN Econ Dev Georgia Pacific Corp Proj (a)...................  5.625      12/01/27      2,466,100
     175  Saint Joseph Cnty, IN Redev Dist Tax Increment Rev.......................      *      12/30/10         65,097
     135  Saint Joseph Cnty, IN Redev Dist Tax Increment Rev.......................      *      12/30/11         46,518
     130  Saint Joseph Cnty, IN Redev Dist Tax Increment Rev.......................      *      12/30/12         41,496
     130  Saint Joseph Cnty, IN Redev Dist Tax Increment Rev.......................      *      12/30/13         38,438
     125  Saint Joseph Cnty, IN Redev Dist Tax Increment Rev.......................      *      12/30/14         34,238
     125  Saint Joseph Cnty, IN Redev Dist Tax Increment Rev.......................      *      12/30/15         31,746
     125  Saint Joseph Cnty, IN Redev Dist Tax Increment Rev.......................      *      12/30/16         29,409
     560  Valparaiso, IN Econ Dev Rev First Mtg Whispering Pines Cent..............  7.300      01/01/02        544,975
     980  Valparaiso, IN Econ Dev Rev First Mtg Whispering Pines Cent..............  7.500      01/01/07        956,598

                                               See Notes to Financial Statements

                               November 30, 1997

------------------------------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                                Coupon     Maturity    Market Value
------------------------------------------------------------------------------------------------------------------------
          Indiana (Continued)
$  1,405  Valparaiso, IN Econ Dev Rev First Mtg Whispering Pines Cent............    7.750%     01/01/12    $ 1,374,778
   2,045  Valparaiso, IN Econ Dev Rev First Mtg Whispering Pines Cent............    8.000      01/01/17      2,014,734
   3,475  Valparaiso, IN Econ Dev Rev First Mtg Whispering Pines Cent Rfdg
          (Prerefunded @ 01/01/00)...............................................    9.500      01/01/07      3,899,853
     400  Wells Cnty, IN Hosp Auth Rev Caylor Nickel Med Cent Inc Rfdg...........    8.500      04/15/03        452,200
   3,600  Wells Cnty, IN Hosp Auth Rev Caylor Nickel Med Cent Inc Rfdg...........    8.750      04/15/12      4,191,264
                                                                                                            -----------
                                                                                                             32,118,984
                                                                                                            -----------
          Iowa  0.2%
   2,770  Iowa Fin Auth Multi-Family Rev Hsg Park West Proj Rfdg.................    8.000      10/01/23      2,860,468
                                                                                                            -----------
          Kansas  0.8%
   1,000  Lawrence, KS Commercial Dev Rev Holiday Inn Sr Ser A...................    8.000      07/01/16      1,064,470
   2,000  Lenexa, KS Hlth Care Fac Rev Lakeview Village Ser B....................    6.250      05/15/26      2,100,200
   3,000  Manhattan, KS Commercial Dev Rev Holiday Inn Sr Ser A Rfdg.............    8.000      07/01/16      3,193,410
   1,500  Newton, KS Hosp Rev Newton Hlthcare Corp Ser A.........................    7.375      11/15/14      1,654,785
   1,000  Newton, KS Hosp Rev Newton Hlthcare Corp Ser A.........................    7.750      11/15/24      1,116,490
   1,125  Shawnee Cnty, KS Rev Rfdg United Methodist Homes Inc A.................    6.125      11/15/19      1,131,120
                                                                                                            -----------
                                                                                                             10,260,475
                                                                                                            -----------
          Kentucky  0.3%
   1,195  Kenton Cnty, KY Arpt Brd Arpt Rev Spl Fac Delta Airls Proj Ser A.......    8.100      12/01/15      1,285,163
   1,000  Kentucky Econ Dev Fin Auth Hosp Sys Rev................................    5.800      10/01/12      1,005,170
   1,500  Kentucky Econ Dev Fin Auth Hosp Sys Rev................................    5.850      10/01/17      1,516,965
                                                                                                            -----------
                                                                                                              3,807,298
                                                                                                            -----------
          Louisiana  1.9%
     980  East Baton Rouge, LA Mtg Fin Auth Single Family Mtg Ser A
          (GNMA Collateralized)..................................................    7.600      02/01/20      1,019,141
   4,700  Hodge, LA Util Rev.....................................................    9.000      03/01/10      5,122,342
   1,400  Iberia Parish, LA Hosp Svc Dist No 1 Hosp Rev..........................    7.500      05/26/06      1,454,306
   2,000  Iberia Parish, LA Hosp Svc Dist No 1 Hosp Rev..........................    8.000      05/26/16      2,106,940
   4,000  Lake Charles, LA Harbor & Terminal Dist Port Fac Rev Trunkline
          Lng Co Rfdg............................................................    7.750      08/15/22      4,610,160
     635  Louisiana Pub Fac Auth Rev Indl Dev Beverly Enterprises Inc Rfdg.......    8.250      09/01/08        705,796
   1,850  Port New Orleans, LA Indl Dev Rev Avondale Industries Inc Proj Rfdg....    8.250      06/01/04      2,038,423
   3,000  Port New Orleans, LA Indl Dev Rev Continental Grain Co Proj Rfdg.......    7.500      07/01/13      3,309,690
   2,500  Saint James Parish, LA Solid Waste Disp Rev Kaiser Aluminum Proj.......    7.750      08/01/22      2,773,850
     500  West Feliciana Parish, LA Pollutn Ctl Rev Gulf States Util Co Proj
          Ser A..................................................................    7.500      05/01/15        559,720
   1,000  West Feliciana Parish, LA Pollutn Ctl Rev Gulf States Util Co Proj
          Ser B..................................................................    9.000      05/01/15      1,120,320
                                                                                                            -----------
                                                                                                             24,820,688
                                                                                                            -----------
          Maine  0.4%
   3,200  Maine Fin Auth Solid Waste Disposal Rev Boise Cascade Corp Proj........    7.900      06/01/15      3,461,952
   1,500  Maine Vets Homes Rev...................................................    7.750      10/01/20      1,650,240
                                                                                                            -----------

                                                                                                              5,112,192
                                                                                                            -----------

                                               See Notes to Financial Statements

                               November 30, 1997

-----------------------------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                                Coupon     Maturity    Market Value
------------------------------------------------------------------------------------------------------------------------
          Maryland  1.2%
$  2,000  Baltimore Cnty, MD Pollutn Ctl Rev Bethlehem Steel Corp Proj
          Ser A Rfdg (b)                                                              7.550%    06/01/17    $  2,214,140
   2,500  Baltimore Cnty, MD Pollutn Ctl Rev Bethlehem Steel Corp Proj
          Ser B Rfdg                                                                  7.500     06/01/15       2,760,975
   2,000  Calvert Cnty, MD Econ Dev Rev Asbury-Solomons Island Fac Proj               8.375     01/01/15       2,226,060
   2,000  Maryland St Cmnty Dev Admin Dept Hsg & Cmnty Dev                            5.875     09/01/25       2,043,600
     755  Maryland St Cmnty Dev Admin Dept Hsg & Cmnty Dev                            5.750     07/01/39         757,491
   2,000  Maryland St Energy Fin Admin Ltd Oblig Rev Cogeneration AES
          Warrior Run                                                                 7.400     09/01/19       2,198,920
   3,000  Prince Georges Cnty, MD Spl Oblig Spl Assmt Woodview Ser A                  8.000     07/01/26       3,163,770
                                                                                                            ------------
                                                                                                              15,364,956
                                                                                                            ------------
          Massachusetts  8.4%
   1,480  Massachusetts St Hlth & Edl Fac Auth Rev Indpt Living Ser A                 8.100     07/01/18       1,595,573
   3,000  Massachusetts St Hlth & Edl Fac Auth Rev Milford-Whitinsville Regl
          Hosp Ser B                                                                  7.750     07/15/17       3,280,710
   1,000  Massachusetts St Hlth & Edl Fac Auth Rev Norwood Hosp Ser E                 8.000     07/01/12       1,028,670
     745  Massachusetts St Hlth & Edl Fac Auth Rev Saint Anne's Hosp Ser A            9.250     07/01/05         747,444
   2,000  Massachusetts St Hlth & Edl Fac Auth Rev Saint Anne's Hosp Ser A            9.375     07/01/14       2,006,760
   2,000  Massachusetts St Indl Fin Agy Assisted Living Fac Rev                       8.000     09/01/27       2,022,720
   2,750  Massachusetts St Indl Fin Agy Hillcrest Edl Cent Inc Proj                   8.450     07/01/18       3,034,652
   4,000  Massachusetts St Indl Fin Agy Hlthcare Fac Rev Metro Hlth Fndtn Inc
          Proj A                                                                      6.750     12/01/27       3,994,840
   1,075  Massachusetts St Indl Fin Agy Indl Rev Beverly Enterprises Inc/
          Gloucester & Lexington Proj Rfdg                                            8.000     05/01/02       1,146,799
     800  Massachusetts St Indl Fin Agy Indl Rev Beverly Enterprises Rfdg             8.375     05/01/09         889,080
   1,000  Massachusetts St Indl Fin Agy Indl Rev First Hlthcare Corp Proj
          Ser A Rfdg                                                                  7.625     04/01/13       1,044,800
   1,175  Massachusetts St Indl Fin Agy Rev HMEA Issue                                7.000     09/01/12       1,191,744
     920  Massachusetts St Indl Fin Agy Rev Seven Hills Fndtn Issue                   7.000     09/01/12         934,150
     595  Massachusetts St Indl Fin Agy Rev Seven Hills Fndtn Issue                   7.150     09/01/17         603,264
   2,020  Massachusetts St Indl Fin Agy Rev Seven Hills Fndtn Issue                   7.250     09/01/27       2,049,512
     500  Massachusetts St Indl Fin Agy Rev Atlantic Med Cent Ser B                  10.125     11/01/14         541,530
   3,490  Massachusetts St Indl Fin Agy Rev Boston Architectural Cent Proj            8.500     08/01/19       3,729,205
     500  Massachusetts St Indl Fin Agy Rev Dimmock Cmnty Hlth Cent                   8.000     12/01/06         549,460
   1,000  Massachusetts St Indl Fin Agy Rev Dimmock Cmnty Hlth Cent                   8.375     12/01/13       1,140,720
   3,000  Massachusetts St Indl Fin Agy Rev Dimmock Cmnty Hlth Cent                   8.500     12/01/20       3,420,420
   2,555  Massachusetts St Indl Fin Agy Rev East Boston Neighborhood Proj             7.500     07/01/16       2,658,299
   2,560  Massachusetts St Indl Fin Agy Rev East Boston Neighborhood Proj             7.625     07/01/26       2,646,707
   7,000  Massachusetts St Indl Fin Agy Rev Emerson College Issue Ser A (b)           8.900     01/01/18       7,744,450
     785  Massachusetts St Indl Fin Agy Rev Evergreen Cent Inc                        8.000     11/01/06         856,513
   4,300  Massachusetts St Indl Fin Agy Rev Evergreen Cent Inc                        9.250     11/01/11       4,725,399
   1,230  Massachusetts St Indl Fin Agy Rev Evergreen Cent Inc                        8.375     11/01/13       1,415,878
   2,165  Massachusetts St Indl Fin Agy Rev Evergreen Cent Inc                        8.500     11/01/20       2,515,189
     500  Massachusetts St Indl Fin Agy Rev First Mtg Brookhaven Cmnty
          (Prerefunded @ 01/01/98)                                                   10.250     01/01/18         517,770

                                               See Notes to Financial Statements

                               November 30, 1997

-----------------------------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                                Coupon     Maturity    Market Value
------------------------------------------------------------------------------------------------------------------------
          Massachusetts (Continued)
$  1,005  Massachusetts St Indl Fin Agy Rev First Mtg Evanswood Bethzatha
          Ser A Rfdg                                                                  7.400%    01/15/09    $  1,058,597
   2,000  Massachusetts St Indl Fin Agy Rev First Mtg Evanswood Bethzatha
          Ser A Rfdg                                                                  7.625     01/15/14       2,105,640
   2,000  Massachusetts St Indl Fin Agy Rev First Mtg Evanswood Bethzatha
          Ser A Rfdg                                                                  7.875     01/15/20       2,138,340
     690  Massachusetts St Indl Fin Agy Rev First Mtg Loomis House &
          Village Proj                                                                7.250     07/01/07         761,422
   1,410  Massachusetts St Indl Fin Agy Rev First Mtg Loomis House &
          Village Proj                                                                7.400     07/01/12       1,568,808
   1,530  Massachusetts St Indl Fin Agy Rev First Mtg Loomis House &
          Village Proj                                                                7.500     07/01/17       1,711,626
      30  Massachusetts St Indl Fin Agy Rev First Mtg Pioneer Vly                     7.000     10/01/01          28,823
     500  Massachusetts St Indl Fin Agy Rev First Mtg Pioneer Vly Amended             7.000     10/01/20         469,640
   1,000  Massachusetts St Indl Fin Agy Rev First Mtg Reeds Landing Proj              7.750     10/01/00       1,020,890
   8,300  Massachusetts St Indl Fin Agy Rev First Mtg Reeds Landing Proj (b)          8.625     10/01/23       9,257,156
   1,700  Massachusetts St Indl Fin Agy Rev First Mtg Stone Institute &
          Newton                                                                      7.700     01/01/14       1,822,332
   1,760  Massachusetts St Indl Fin Agy Rev Glenmeadow Retirement Cmnty
          Ser C                                                                       8.250     02/15/08       1,918,840
   1,000  Massachusetts St Indl Fin Agy Rev Glenmeadow Retirement Cmnty
          Ser C                                                                       8.625     02/15/26       1,096,910
   3,715  Massachusetts St Indl Fin Agy Rev Gtr Lynn Mental Hlth Assn Proj            8.800     06/01/14       4,329,944
     325  Massachusetts St Indl Fin Agy Rev Hillcrest Edl Cent Inc Proj               7.500     07/01/00         332,910
     740  Massachusetts St Indl Fin Agy Rev Hillcrest Edl Cent Inc Proj               8.000     07/01/05         797,816
   3,380  Massachusetts St Indl Fin Agy Rev JRC Assisted Living                       7.500     07/01/26       3,570,632
   2,360  Massachusetts St Indl Fin Agy Rev NE Cent For Autism                        9.000     11/01/05       2,548,635
   4,910  Massachusetts St Indl Fin Agy Rev NE Cent For Autism                        9.500     11/01/17       5,364,077
   1,100  Massachusetts St Indl Fin Agy Rev NE Cent For Autism                        7.000     11/01/19       1,108,536
   2,000  Massachusetts St Indl Fin Agy Rev Orchard Cove Issue
          (Prerefunded @ 05/01/02)                                                    9.000     05/01/22       2,410,680
   1,135  Massachusetts St Indl Fin Agy Rev Vinten Corp Issue                         7.100     11/15/18       1,249,374
     980  Massachusetts St Indl Fin Agy Rev Waarc Inc Proj                            7.300     09/01/10       1,038,908
     915  Massachusetts St Indl Fin Agy Rev Waarc Inc Proj                            7.600     09/01/17         969,259
   1,820  Massachusetts St Indl Fin Agy Rev Waarc Inc Proj                            7.750     09/01/25       1,933,823
                                                                                                            ------------
                                                                                                             108,645,876
                                                                                                            ------------
          Michigan  2.9%
   1,000  Detroit, MI Local Dev Fin Auth Tax Increment Sr Ser B                       6.700     05/01/21       1,018,960
   3,500  Detroit, MI Local Dev Fin Auth Ser C                                        6.850     05/01/21       3,576,825
     435  Detroit, MI Local Dev Fin Auth Tax Increment Ser A
          (Prerefunded @ 05/01/03)                                                    9.500     05/01/21         533,684
   1,315  Dickinson Cnty, MI Mem Hosp Sys Hosp Rev                                    7.625     11/01/05       1,446,382
   1,000  Dickinson Cnty, MI Mem Hosp Sys Hosp Rev                                    8.000     11/01/14       1,123,970
   2,390  Meridian, MI Econ Dev Corp First Mtg Burcham Hills Ser A Rfdg               7.500     07/01/13       2,536,889
   3,430  Meridian, MI Econ Dev Corp First Mtg Burcham Hills Ser A Rfdg               7.750     07/01/19       3,691,640

                                               See Notes to Financial Statements


                                          Portfolio of Investments (Continued)

                                                    November 30, 1997

-----------------------------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                                Coupon     Maturity    Market Value
------------------------------------------------------------------------------------------------------------------------
          Michigan (Continued)
$ 4,020   Michigan St Hosp Fin Auth Rev Detroit-Macomb Hosp Corp
          Ser A Rfdg...............................................................  7.300%     06/01/01    $ 4,049,467
  2,400   Michigan St Hosp Fin Auth Rev Gratiot Cmnty Hosp Ser A Rfdg
          (Prerefunded @ 10/01/98).................................................  8.750      10/01/07      2,495,256
    500   Michigan St Hosp Fin Auth Rev Hosp Genesys Hlth Sys Ser A Rfdg...........  7.500      10/01/07        572,075
  1,500   Michigan St Hosp Fin Auth Rev Hosp Genesys Hlth Sys
          Ser A Rfdg (b)...........................................................  8.100      10/01/13      1,777,320
  5,590   Michigan St Hosp Fin Auth Rev Saratoga Cmnty Hosp Rfdg...................  8.750      06/01/10      6,317,874
  1,500   Michigan St Strategic Fd Ltd Oblig Rev Great Lakes Pulp &
          Fibre Proj (d)........................................................... 10.250      12/01/16        832,500
  4,000   Michigan St Strategic Fd Solid Waste Disp Rev Genesee Pwr
          Station Proj.............................................................  7.500      01/01/21      4,323,160
  2,200   Michigan St Strategic Fd Ltd Oblig Rev Environmental
          Impt Ser A...............................................................  6.500      08/01/21      2,238,830
    500   Oakland Cnty, MI Econ Dev Corp Ltd Oblig Rev Pontiac Osteopathic
          Hosp Proj (Prerefunded @01/01/00)........................................  9.625      01/01/20        562,325
                                                                                                            -----------
                                                                                                             37,097,157
                                                                                                            -----------

          Minnesota  2.1%
  1,020   Austin, MN Multi-Family Rev Hsg Cedars of Austin Proj Rfdg...............  7.500      04/01/17      1,062,126
  2,000   Austin, MN Multi-Family Rev Hsg Cedars of Austin Proj Rfdg...............  7.500      04/01/18      2,082,600
  1,955   Brooklyn Cent MN Multi-Family Hsg Rev Four Courts Apts Proj
          Ser A Rfdg...............................................................  7.400      12/01/15      2,004,931
  1,220   Brooklyn Cent MN Multi-Family Hsg Rev Four Courts Apts Proj
          Ser A Rfdg...............................................................  7.500      06/01/25      1,250,146
    750   Chisago City, MN Hlth Fac Rev Part Pleasant Heights Proj
          Ser A Rfdg...............................................................  7.300      07/01/25        782,422
  1,200   Maplewood, MN Hlthcare Fac Rev VOA Care Cent Proj........................  7.450      10/01/16      1,298,904
    682   Minneapolis, MN Cmnty Dev Agy Commercial Dev Rev Std Mill
          Hotel Proj (d)........................................................... 12.000      04/01/10        341,010
  1,950   Minneapolis, MN Hlthcare Fac Rev Ebenezer Society Proj Ser A.............  7.200      07/01/23      2,020,239
  1,000   Minneapolis, MN Hlthcare Fac Rev Saint Olaf Residence Inc Proj...........  7.100      10/01/23      1,039,330
    350   Minneapolis, MN Multi-Family Rev Hsg Belmont Apts Proj...................  7.250      11/01/16        356,577
  1,320   Minneapolis, MN Multi-Family Rev Hsg Belmont Apts Proj...................  7.625      11/01/27      1,339,404
  3,040   New Brighton, MN Rental Hsg Rev Polynesian Village Apts Proj
          Ser A Rfdg...............................................................  7.500      10/01/17      3,111,166
    815   New Hope, MN Multi-Family Rev Hsg Broadway Lanel Proj....................  7.750      09/01/07        848,016
  2,320   New Hope, MN Multi-Family Rev Hsg Broadway Lanel Proj Rfdg...............  8.000      09/01/18      2,403,404
    880   North Saint Paul, MN Multi-Family Rev Hsg Cottages North Saint
          Paul Rfdg................................................................  9.000      02/01/09        945,762
  2,220   North Saint Paul, MN Multi-Family Rev Hsg Cottages North Saint
          Paul Rfdg................................................................  9.250      02/01/22      2,383,570
    500   Shoreview, MN Sr Hsg Rev Shoreview Sr Residence Proj.....................  7.250      02/01/26        506,020
  2,000   Spring Lake Park, MN Multi-Family Hsg Cottages Spring Lake Rfdg..........  8.375      01/01/22      2,048,420
  1,500   Winona, MN Hsg Rev Saint Anne Hospice Inc................................  6.750      07/01/27      1,511,670
                                                                                                            -----------
                                                                                                             27,335,717
                                                                                                            -----------

                                                                20
                                                                                      See Notes to Financial Statements


                               November 30, 1997

-------------------------------------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                                      Coupon     Maturity   Market Value
-------------------------------------------------------------------------------------------------------------------------------
          Mississippi  1.8%
$  5,500  Claiborne Cnty, MS Pollutn Ctl Rev Middle South Energy Inc
          Ser B (b)......................................................................   8.250%    06/01/14   $ 5,905,295
   7,575  Claiborne Cnty, MS Pollutn Ctl Rev Middle South Energy Inc
          Ser C (b)......................................................................   9.875     12/01/14     8,193,196
   2,500  Jones Cnty, MS Solid Waste Disp Rev Intl Paper Co Proj Ser A...................   5.800     10/01/21     2,531,850
   1,000  Lowndes Cnty, MS Hosp Rev Golden Triangle Med Cent Rfdg........................   8.500     02/01/10     1,096,020
   2,300  Mississippi Dev Bank Spl Oblig Diamond Lakes Utilities
          Ser A Rfdg (a).................................................................   6.250     12/01/17     2,300,000
   3,000  Ridgeland, MS Urban Renewal Rev the Orchard Ltd Proj Ser A Rfdg................   7.750     12/01/15     3,232,860
                                                                                                                 -----------
                                                                                                                  23,259,221
                                                                                                                 -----------
          Missouri  1.9%
   1,500  Chesterfield, MO Indl Dev Auth Rev Saint Andrews Episcopal-
          Presbyterian Ser A (Prerefunded @ 12/01/00)....................................   8.500     12/01/19     1,732,050
   1,000  Ferguson, MO Tax Increment Rev Crossings At Halls Ferry Proj...................   7.250     04/01/07     1,002,420
   2,000  Ferguson, MO Tax Increment Rev Crossings At Halls Ferry Proj...................   7.625     04/01/17     2,013,580
   1,000  Ferguson, MO Tax Increment Rev Crossings At Halls Ferry Proj...................   7.625     04/01/18     1,006,790
   1,000  Good Shepherd Nursing Home Dist MO Nursing Home Fac Rev........................   7.625     08/15/15     1,055,910
   3,000  Good Shepherd Nursing Home Dist MO Nursing Home Fac Rev........................   7.750     08/15/25     3,208,320
   2,775  Jefferson Cnty, MO Indl Dev Auth Indl Rev Cedars Hlthcare Cent Proj
          Ser A Rfdg.....................................................................   8.250     12/01/15     2,937,670
   1,115  Madison Cnty, MO Hosp Rev Ser A................................................   7.700     10/01/18     1,171,809
   1,490  Madison Cnty, MO Hosp Rev Ser A................................................   7.900     10/01/26     1,577,716
   1,075  Missouri St Hlth & Edl Fac Bethesda Hlth Group Inc Proj A Rfdg.................   7.500     08/15/12     1,204,312
   1,240  Perry Cnty, MO Nursing Home Rev Ser A..........................................   7.450     03/01/27     1,272,091
     785  Perry Cnty, MO Nursing Home Rev Ser A..........................................   7.650     03/01/16       828,772
   1,745  Perry Cnty, MO Nursing Home Rev Ser A..........................................   7.750     03/01/26     1,848,409
   1,060  Perry Cnty, MO Nursing Home Rev Ser A..........................................   7.300     03/01/18     1,091,821
     500  Saint Louis Cnty, MO Indl Dev Auth Rev First Mtg Deaconess
          Manor Assn (Prerefunded @ 06/01/98)............................................   7.500     06/01/16       523,910
     500  Saint Louis Cnty, MO Indl Dev Auth Rev First Mtg Deaconess
          Manor Assn (Prerefunded @ 06/01/98)............................................   7.500     06/01/23       523,910
   1,765  Saint Louis, MO Tax Increment Rev Scullin Redev Area Ser A.....................  10.000     08/01/10     2,216,611
                                                                                                                 -----------
                                                                                                                  25,216,101
                                                                                                                 -----------
          Montana  0.1%
   2,000  Montana St Brd Invt Res Recovery Rev Yellowstone Energy L P Proj...............   7.000     12/31/19     1,963,920
                                                                                                                 -----------
          Nebraska  0.3%
   3,500  Nebraska Investment Fin Auth Single Family Hsg Rev Ser B.......................   5.850     09/01/28     3,559,185
                                                                                                                 -----------
          Nevada  1.8%
   3,075  Clark Cnty, NV Assisted Living Homestead Boulder City Proj (a).................   6.500     12/01/27     3,082,595
   6,000  Clark Cnty, NV Indl Dev Rev Nevada Pwr Co Proj Ser A...........................   5.900     11/01/32     6,060,360
   5,000  Clark Cnty, NV Indl Dev Rev Nevada Pwr Co Proj Ser B Rfdg......................   5.900     10/01/30     5,045,150
   1,500  Henderson, NV Local Impt Dist No T-10..........................................   7.500     08/01/15     1,551,930
   1,395  Henderson, NV Local Impt Dist No T-4 Ser B.....................................   7.300     11/01/12     1,446,978



                                       21      See Notes to Financial Statements

                               November 30, 1997

------------------------------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                                Coupon     Maturity    Market Value
------------------------------------------------------------------------------------------------------------------------
          Nevada  (Continued)
$    985  Las Vegas, NV Spl Impt Dist No 505 Elkhorn Springs.............            8.000%     09/15/13    $  1,021,780
   1,735  Nevada St Dept Commerce Hlth Fac Rev Washoe Convalescent Cent
          Proj Rfdg......................................................            8.125      06/01/03       1,816,927
   3,000  Washoe Cnty, NV Impt Bonds Spl Assessment Dist No 23...........            6.500      11/01/17       3,010,260
                                                                                                            ------------
                                                                                                              23,035,980
                                                                                                            ------------
          New Hampshire  3.8%
     500  New Hampshire Higher Edl & Hlth Fac Auth Rev...................            5.800      11/01/27         515,175
     435  New Hampshire Higher Edl & Hlth Fac Auth Rev Colby-Sawyer
          College Issue..................................................            7.200      06/01/12         469,626
   2,565  New Hampshire Higher Edl & Hlth Fac Auth Rev Colby-Sawyer
          College Issue..................................................            7.500      06/01/26       2,803,135
   5,000  New Hampshire Higher Edl & Hlth Fac Auth Rev Daniel Webster
          College Issue Rfdg.............................................            7.625      07/01/16       5,461,400
   1,350  New Hampshire Higher Edl & Hlth Fac Auth Rev First Mtg Odd
          Fellows Home Rfdg..............................................            8.000      06/01/04       1,449,346
   2,000  New Hampshire Higher Edl & Hlth Fac Auth Rev First Mtg Odd
          Fellows Home Rfdg..............................................            9.000      06/01/14       2,362,960
   1,000  New Hampshire Higher Edl & Hlth Fac Auth Rev Havenwood-
          Heritage Heights...............................................            7.350      01/01/18       1,056,270
   4,825  New Hampshire Higher Edl & Hlth Fac Auth Rev Havenwood-
          Heritage Heights...............................................            7.450      01/01/25       5,131,677
   2,365  New Hampshire Higher Edl & Hlth Fac Auth Rev Hlthcare
          Visiting Nurse.................................................            7.250      09/01/23       2,473,743
   1,410  New Hampshire Higher Edl & Hlth Fac Auth Rev Monadock Cmnty
          Hosp Issue.....................................................            9.125      10/01/20       1,526,551
   2,000  New Hampshire Higher Edl & Hlth Fac Auth Rev New London Hosp
          Assn Proj......................................................            7.500      06/01/05       2,239,560
   3,455  New Hampshire Higher Edl & Hlth Fac Auth Rev Vly Regl Hosp.....            7.350      04/01/23       3,471,549
   4,040  New Hampshire St Business Fin Auth Elec Fac Rev Plymouth
          Cogeneration...................................................            7.750      06/01/14       4,308,579
   1,500  New Hampshire St Business Fin Auth Swr & Solid Waste Disp Rev
          Crown Paper Co Proj............................................            7.875      07/01/26       1,673,760
  10,100  New Hampshire St Hsg Fin Auth Single Family Rev................            5.900      07/01/28      10,256,449
   3,440  New Hampshire St Hsg Fin Auth Single Family Residential........            8.500      07/01/14       3,571,339
                                                                                                            ------------
                                                                                                              48,771,119
                                                                                                            ------------
          New Jersey  4.6%
   4,990  Camden Cnty, NJ Impt Auth Lease Rev Dockside Refrigerated......            8.400      04/01/24       5,614,997
   4,500  Camden Cnty, NJ Impt Auth Lease Rev Kaighn PT Marine Term A....            8.000      06/01/27       4,809,645
     500  New Jersey Econ Dev Auth Econ Dev Rev Green Acres Manor Inc
          Ser A Rfdg.....................................................            8.000      01/01/09         529,150
   1,000  New Jersey Econ Dev Auth Econ Dev Rev Green Acres Manor Inc
          Ser A Rfdg.....................................................            8.250      01/01/17       1,063,750
   4,365  New Jersey Econ Dev Auth Econ Dev Rev United Methodist Homes...            7.500      07/01/20       4,762,651
     420  New Jersey Econ Dev Auth Econ Dev Rev United Methodist Homes...            7.500      07/01/24         450,509
     500  New Jersey Econ Dev Auth Econ Dev Rev Zirbser Greenbriar Inc
          Ser A Rfdg.....................................................            7.375      07/15/03         533,200



                                       22      See Notes to Financial Statements

                               November 30, 1997

-----------------------------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                                Coupon     Maturity    Market Value
------------------------------------------------------------------------------------------------------------------------
          New Jersey (Continued)
$   915   New Jersey Econ Dev Auth Econ Dev Rev Zirbser Greenbriar Inc
          Ser A Rfdg................................................................  7.750%    07/15/08    $    979,892
    250   New Jersey Econ Dev Auth First Mtg Cranes Mill Ser A......................  7.000     02/01/10         257,050
  1,500   New Jersey Econ Dev Auth First Mtg Cranes Mill Ser A......................  7.375     02/01/17       1,644,405
  3,500   New Jersey Econ Dev Auth First Mtg Cranes Mill Ser A......................  7.500     02/01/27       3,841,355
    750   New Jersey Econ Dev Auth First Mtg Delaire Nursing Ser A Rfdg
          (Prerefunded @ 11/01/99)..................................................  8.750     11/01/10         840,472
    500   New Jersey Econ Dev Auth First Mtg Gross Rev Burnt Tavern
          Convalescent Ser A Rfdg...................................................  9.000     11/15/13         544,930
  2,250   New Jersey Econ Dev Auth First Mtg Gross Rev Franciscan Oaks Proj
          Ser A.....................................................................  8.500     10/01/23       2,527,965
    840   New Jersey Econ Dev Auth First Mtg Gross Rev Stone Arch
          Nursing Home Proj Rfdg....................................................  8.750     12/01/10         916,306
  1,000   New Jersey Econ Dev Auth First Mtg Gross Rev The Evergreens
          (Prerefunded @ 10/01/02)..................................................  9.250     10/01/22       1,232,150
  1,000   New Jersey Econ Dev Auth Holt Hauling & Warehsg Rev Ser G Rfdg............  8.400     12/15/15       1,091,890
    650   New Jersey Econ Dev Auth Rev..............................................  6.000     10/01/17         655,974
    700   New Jersey Econ Dev Auth Rev..............................................  6.000     10/01/22         704,123
    500   New Jersey Econ Dev Auth Rev First Mtg Fellowship Village Proj
          Ser A.....................................................................  8.500     01/01/10         551,885
  1,000   New Jersey Econ Dev Auth Rev First Mtg Fellowship Village Proj
          Ser A.....................................................................  9.250     01/01/25       1,207,600
    975   New Jersey Econ Dev Auth Rev First Mtg Millhouse Proj Ser A...............  8.250     04/01/10       1,074,596
  2,060   New Jersey Econ Dev Auth Rev First Mtg Millhouse Proj Ser A...............  8.500     04/01/16       2,293,563
  1,860   New Jersey Econ Dev Auth Rev First Mtg Winchester Gardens
          Ser A.....................................................................  7.500     11/01/05       1,928,839
  1,000   New Jersey Econ Dev Auth Rev First Mtg Winchester Gardens
          Ser A.....................................................................  8.500     11/01/16       1,053,750
  1,500   New Jersey Econ Dev Auth Rev First Mtg Winchester Gardens
          Ser A.....................................................................  8.625     11/01/25       1,594,035
    855   New Jersey Econ Dev Auth Rev Sr Mtg Arbor Glen Proj Ser A.................  8.000     05/15/02         907,702
    750   New Jersey Econ Dev Auth Rev Sr Mtg Arbor Glen Proj Ser A.................  8.000     05/15/04         804,908
  2,000   New Jersey Econ Dev Auth Rev Sr Mtg Arbor Glen Proj Ser A.................  8.000     05/15/12       2,176,520
  2,510   New Jersey Econ Dev Auth Rev Sr Mtg Arbor Glen Proj Ser A.................  8.750     05/15/26       2,833,840
  2,500   New Jersey Hlthcare Fac Fin Auth Rev Care Institute Inc Cherry
          Hill Proj.................................................................  7.750     07/01/10       2,685,025
  2,500   New Jersey Hlthcare Fac Fin Auth Rev Raritan Bay Med Cent
          Issue Rfdg................................................................  7.250     07/01/14       2,696,225
  4,000   New Jersey St Edl Fac Auth Rev Felician College of Lodi Ser D.............  7.375     11/01/22       4,015,400
  1,000   New Jersey St Edl Fac Auth Rev Caldwell College Ser A.....................  7.250     07/01/25       1,081,650
                                                                                                            ------------
                                                                                                              59,905,952
                                                                                                            ------------
          New Mexico  1.2%
    680   Albuquerque, NM Nursing Home Rev Albuquerque Hlthcare Rfdg................  9.750     12/01/14         720,827
  4,555   Albuquerque, NM Retirement Fac Rev La Vida Liena Proj Ser A Rfdg..........  8.850     02/01/23       4,874,123
  3,000   Bernalillo Cnty, NM Mult-Family Rev Hsg Topke Commons/Arbors
          Proj Ser D................................................................  7.700     04/01/27       3,070,140

                                      23       See Notes to Financial Statements

                               November 30, 1997

-----------------------------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                                Coupon     Maturity    Market Value
------------------------------------------------------------------------------------------------------------------------
          New Mexico  (Continued)
$  1,610  Bernalillo Cnty, NM Multi-Family Rev Hsg Sr Solar Villas Apts Ser F......   7.250%    10/15/22    $ 1,620,385
   3,500  Farmington, NM Pollutn Ctl Rev Pub Service Co RMK Ser A Rfdg.............   5.800     04/01/22      3,528,385
     700  Santa Fe, NM Indl Rev Casa Real Nursing Home Rfdg........................   9.750     01/01/13        754,705
     455  Truth or Consequences, NM Nursing Home Rev Sierra Hlthcare Rfdg & Impt...   9.750     12/01/14        464,077
                                                                                                          -------------
                                                                                                             15,032,642
                                                                                                          -------------
          New York  2.8%
   2,000  Castle Rest Residential Hlthcare Fac NY Rev Hlthcare Fac Ser B...........   8.000     08/01/10      2,015,020
   1,210  Clifton Springs, NY Hosp & Clinic Ser A Rfdg & Impt......................   7.650     01/01/12      1,286,085
   4,800  Islip, NY Cmnty Dev Agy Cmnty Dev Rev NY Institute of Technology Rfdg....   7.500     03/01/26      5,178,480
   4,000  New York City Ser J......................................................   5.500     02/15/26      3,965,640
   2,500  New York City Indl Dev Agy Civic Fac Rev Cmnty Res Developmentally
          Disabled.................................................................   7.500     08/01/26      2,634,825
   4,125  New York City Indl Dev Agy Civic Fac Rev Our Lady of Mercy Med Cent Pkg
          Corp Proj................................................................   8.500     12/30/22      4,701,097
   2,500  New York City Indl Dev Agy Rev Solid Waste Disposal Visy Paper Proj......   7.800     01/01/16      2,847,425
   2,000  New York St Energy Resh & Dev Auth Elec Fac Rev Long Island Ser A........   7.150     12/01/20      2,176,700
   6,500  New York St Mtg Agy Rev Amt Homeowner Mtg Ser 67.........................   5.800     10/01/28      6,604,650
   2,830  Newark-Wayne Cmnty Hosp Inc NY Hosp Rev Ser A............................   7.600     09/01/15      3,049,127
   2,000  North Syracuse, NY Hsg Auth Rev Janus Park Proj..........................   8.000     06/01/14      2,090,580
     400  Syracuse, NY Hsg Auth Rev Sub Proj Loretto Rest Ser B....................   7.500     08/01/10        404,392
                                                                                                          -------------
                                                                                                             36,954,021
                                                                                                          -------------
          North Carolina  0.2%
     425  North Carolina Med Care Comm Hlth Care Fac Rev...........................   6.000     11/01/19        426,407
   2,075  North Carolina Med Care Comm Hlth Care Fac Rev...........................   6.000     11/01/27      2,071,161
                                                                                                           -------------
                                                                                                              2,497,568
                                                                                                           -------------
          Ohio  3.5%
   1,500  Athens Cnty, OH Hosp Fac Rev O'Bleness Mem Hosp Proj.....................   7.100     11/15/23      1,542,090
   1,000  Cuyahoga Cnty, OH Hlthcare Fac Rev Jennings Hall.........................   7.200     11/15/14      1,063,460
   1,500  Cuyahoga Cnty, OH Hlthcare Fac Rev Jennings Hall.........................   7.300     11/15/23      1,586,835
   2,500  Cuyahoga Cnty, OH Hlthcare Fac Rev Judson Retirement Cmnty Ser A Rfdg....   7.250     11/15/13      2,663,475
   3,000  Cuyahoga Cnty, OH Hlthcare Fac Rev Judson Retirement Cmnty Ser A Rfdg....   7.250     11/15/18      3,184,050
   2,500  Cuyahoga Cnty, OH Multi-Family Rev Hsg Park Lane Apts Proj Ser A.........   8.250     07/01/28      2,532,900
   7,625  Dayton, OH Spl Fac Rev Emery Air Freight Corp Ser A Rfdg (b).............  12.500     10/01/09      8,199,696
     435  Fairfield, OH Econ Dev Rev Beverly Enterprises Inc Proj Rfdg.............   8.500     01/01/03        472,675
   1,680  Harrison, OH Harrison Ave Kmart Proj Ser A...............................   8.125     12/01/02      1,769,074
   2,000  Montgomery Cnty, OH Hlth Care Fac Rev....................................   6.250     02/01/22      2,006,720
   2,420  Mount Vernon, OH Hosp Rev Knox Cmnty Hosp Rfdg...........................   7.875     06/01/12      2,486,042
   1,000  North Canton, OH Hlthcare Fac Rev Waterford at Saint Luke Proj...........   8.625     11/15/21      1,094,050

                                               See Notes to Financial Statements

                               November 30, 1997

------------------------------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                                Coupon     Maturity    Market Value
------------------------------------------------------------------------------------------------------------------------
          Ohio (Continued)
$  1,036  Ohio St Indl Dev Rev First Mtg Swifton Commons Proj Rfdg (d)...........    8.125%     12/01/15     $   776,778
   2,500  Ohio St Solid Waste Rev CSC Ltd Proj...................................    8.500      08/01/22       2,578,500
   2,000  Ohio St Solid Waste Rev Republic Engineered Steels Proj................    8.250      10/01/14       2,025,740
   4,000  Ohio St Solid Waste Rev Republic Engineered Steels Proj................    9.000      06/01/21       4,190,040
   2,000  Ohio St Wtr Dev Auth Pollutn Ctl Fac Rev Coll Cleveland Elec
          Ser A Rfdg.............................................................    8.000      10/01/23       2,279,100
   2,000  Ohio St Wtr Dev Auth Pollutn Ctl Fac Rev Coll Toledo Edison
          Ser A Rfdg.............................................................    8.000      10/01/23       2,279,100
   2,250  Sandusky Cnty, OH Hosp Fac Rev Mem Hosp Proj Rfdg......................    7.750      12/01/09       2,253,172
                                                                                                             -----------
                                                                                                              44,983,497
                                                                                                             -----------
          Oklahoma  0.4%
     500  Leflore Cnty, OK Hosp Auth Impt Rev....................................    9.400      05/01/06         530,195
   2,830  Oklahoma Cnty, OK Fin Auth Epworth Villa Proj Ser A Rfdg...............    7.000      04/01/25       2,872,988
     140  Oklahoma Hsg Fin Agy Single Family Class A
          (GNMA Collateralized)..................................................    7.997      08/01/18         145,276
     500  Woodward, OK Muni Auth Hosp Rev........................................    8.250      11/01/09         552,460
     500  Woodward, OK Muni Auth Hosp Rev (Prerefunded @ 11/01/00)...............    9.250      11/01/14         576,715
                                                                                                             -----------
                                                                                                               4,677,634
                                                                                                             -----------
          Oregon  0.3%
   1,745  Douglas Cnty, OR Hosp Fac Auth Rev Elderly Hsg Forest Glen Ser A.......    7.500      09/01/27       1,761,665
   1,500  Salem, OR Hosp Fac Auth Rev Cap Manor Inc..............................    7.500      12/01/24       1,607,280
                                                                                                             -----------
                                                                                                               3,368,945
                                                                                                             -----------
          Pennsylvania  10.8%
   1,945  Allegheny Cnty, PA Hosp Dev Auth Rev Hlth Fac Allegheny Vly Sch........    7.500      02/01/10       2,101,572
   3,120  Allegheny Cnty, PA Hosp Dev Auth Rev Hlth Fac Allegheny Vly Sch........    7.875      02/01/20       3,428,318
   7,000  Beaver Cnty, PA Indl Dev Auth Pollutn Ctl Rev Collateral Toledo
          Edison Co Proj Rfdg (b)................................................    7.625      05/01/20       7,969,220
   4,000  Beaver Cnty, PA Indl Dev Auth Pollutn Ctl Rev Collateral Toledo
          Edison Co Proj Ser A Rfdg..............................................    7.750      05/01/20       4,611,080
   1,100  Beaver Cnty, PA Indl Dev Auth Pollutn Ctl Rev Collateral Toledo
          Edison Co Proj Ser A Rfdg..............................................    7.750      09/01/24       1,161,809
   1,860  Berks Cnty, PA Muni Auth Rev Phoebe Berks Village Inc Proj Rfdg........    7.500      05/15/13       1,982,537
   1,860  Berks Cnty, PA Muni Auth Rev Phoebe Berks Village Inc Proj Rfdg........    7.700      05/15/22       1,988,117
   2,500  Berks Cnty, PA Muni Auth Rev Phoebe Berks Village Inc Proj Rfdg........    8.250      05/15/22       2,686,150
   1,000  Chartiers Vly, PA Indl & Commercial Dev Auth First Mtg Rev.............    7.250      12/01/11       1,034,220
   2,000  Chartiers Vly, PA Indl & Commercial Dev Auth First Mtg Rev.............    7.400      12/01/15       2,111,360
   1,000  Chartiers Vly, PA Indl & Commercial Dev Auth First Mtg Rev
          (Prerefunded @ 12/01/98) (b)...........................................    9.500      12/01/15       1,073,740
     900  Clarion Cnty, PA Hosp Auth Hosp Rev Clarion Hosp Proj Rfdg.............    5.625      07/01/21         879,840
   4,480  Clarion Cnty, PA Hosp Auth Hosp Rev Clarion Hosp Proj
          (Prerefunded @ 07/01/99)...............................................    8.100      07/01/12       4,837,280
   1,000  Clarion Cnty, PA Hosp Auth Hosp Rev Clarion Hosp Proj
          (Prerefunded @ 07/01/01)...............................................    8.500      07/01/21       1,152,970


                                         25    See Notes to Financial Statements

                               November 30, 1997

-----------------------------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                               Coupon     Maturity    Market Value
------------------------------------------------------------------------------------------------------------------------
          Pennsylvania (Continued)
$    820  Columbia Cnty, PA Indl Dev Auth First Mtg Rev First St Assn
          Proj Rfdg.............................................................     9.000%     05/01/14    $  913,045
     870  Delaware Cnty, PA Auth Rev First Mtg Riddle Village Proj
          (Prerefunded @ 06/01/02)..............................................     8.750      06/01/10     1,035,639
   2,800  Delaware Cnty, PA Auth Rev First Mtg Riddle Village Proj
          (Prerefunded @ 06/01/02)..............................................     9.250      06/01/22     3,387,804
   2,500  Delaware Cnty, PA Auth Rev First Mtg Riddle Village Proj Rfdg.........     7.000      06/01/26     2,595,575
   2,100  Delaware Cnty, PA Auth Rev White Horse Village Ser A Rfdg.............     7.500      07/01/18     2,230,053
   1,350  Doylestown, PA Hosp Auth Hosp Rev Pine Run Ser A......................     7.200      07/01/23     1,446,295
   1,250  Lebanon Cnty, PA Hlth Fac Auth Hlth Cent Rev United Church of
          Christ Homes Rfdg.....................................................     7.250      10/01/19     1,263,050
     250  Lehigh Cnty, PA Genl Purp Auth Rev First Mtg Bible Fellowship Proj....     7.150      12/15/08       263,938
   2,315  Lehigh Cnty, PA Genl Purp Auth Rev First Mtg Bible Fellowship Proj....     8.000      12/15/23     2,441,677
   4,665  Lehigh Cnty, PA Indl Dev Auth Rev Rfdg................................     8.000      08/01/12     4,986,838
   3,000  Luzerne Cnty, PA Indl Dev Auth Exmpt Fac Rev PA Gas & Wtr Co
          Proj Ser A Rfdg.......................................................     7.200      10/01/17     3,300,840
   2,000  Luzerne Cnty, PA Indl Dev Auth First Mtg Gross Rev Rfdg...............     7.875      12/01/13     2,149,700
     500  Montgomery Cnty, PA Higher Edl & Hlth Auth Rev Retirement Cmnty
          GDL Farms A (Prerefunded @ 01/01/00)..................................     9.500      01/01/20       561,130
   2,000  Montgomery Cnty, PA Indl Dev Auth Rev First Mtg The Meadowwood
          Ser A Rfdg............................................................     6.000      12/01/10     2,011,340
   3,740  Montgomery Cnty, PA Indl Dev Auth Rev Assisted Living Ser A...........     8.250      05/01/23     4,043,389
   1,269  Montgomery Cnty, PA Indl Dev Auth Rev First Mtg The Meadowood
          Corp Proj Ser A.......................................................     9.250      12/01/00     1,444,795
   2,025  Montgomery Cnty, PA Indl Dev Auth Rev First Mtg The Meadowood
          Corp Proj Ser A (Prerefunded @ 12/01/00)..............................    10.000      12/01/19     2,384,053
   2,500  Montgomery Cnty, PA Indl Dev Auth Rev First Mtg The Meadowood
          Corp Proj Ser A Rfdg (Prerefunded @ 12/01/00).........................    10.250      12/01/20     2,960,725
     500  Montgomery Cnty, PA Indl Dev Auth Rev First Mtg The Meadowood
          Corp Rfdg.............................................................     7.000      12/01/10       523,760
   1,500  Montgomery Cnty, PA Indl Dev Auth Rev First Mtg The Meadowood
          Corp Rfdg.............................................................     7.250      12/01/15     1,550,505
   4,000  Montgomery Cnty, PA Indl Dev Auth Rev First Mtg The Meadowood
          Corp Rfdg.............................................................     7.400      12/01/20     4,151,600
   3,595  Montgomery Cnty, PA Indl Dev Auth Rev Hlthcare Adv Geriatric
          Ser A.................................................................     8.375      07/01/23     3,860,599
     790  Montgomery Cnty, PA Indl Dev Auth Rev Pennsburg Nursing &
          Rehab Cent............................................................     7.625      07/01/18       895,204
   2,660  Montgomery Cnty, PA Indl Dev Auth Rev Wordsworth Academy..............     7.750      09/01/14     2,861,548
   2,000  Montgomery Cnty, PA Indl Dev Auth Rev Wordsworth Academy..............     7.750      09/01/24     2,116,880
   1,500  Montgomery Cnty, PA Indl Dev Rev First Mtg Meadowood
          Ser A Rfdg............................................................     6.250      12/01/17     1,517,805
   2,200  Montgomery Cnty, PA Indl Rev GDL Farms Corp Proj Rfdg.................     6.500      01/01/20     2,221,846
     750  Northampton Cnty, PA Indl Dev Auth Rev First Mtg Kirkland
          Village Proj..........................................................     7.375      12/15/18       756,053
     750  Northampton Cnty, PA Indl Dev Auth Rev First Mtg Kirkland
          Village Proj..........................................................     7.500      12/15/23       756,607

                                               See Notes to Financial Statements

                               November 30, 1997

------------------------------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                                Coupon     Maturity    Market Value
------------------------------------------------------------------------------------------------------------------------
          Pennsylvania (Continued)
$  1,000  Pennsylvania Econ Dev Fin Auth Exempt Fac Rev MacMillan Ltd
          Partnership Proj........................................................    7.600%    12/01/20    $  1,164,170
   2,950  Pennsylvania Hsg Fin Agy Amt Single Family Mtg Ser 59a..................    5.800     10/01/29       2,995,223
   1,395  Philadelphia, PA Auth For Indl Dev Rev Lutheran Retirement..............    6.500     01/01/17       1,388,109
   1,500  Philadelphia, PA Auth for Indl Dev Rev Cathedral Village................    7.250     04/01/15       1,565,745
   4,000  Philadelphia, PA Auth for Indl Dev Rev Coml RMK Rfdg....................    7.750     12/01/17       4,452,720
   1,155  Philadelphia, PA Auth for Indl Dev Rev First Mtg RHA/Care
          Pavilion Proj...........................................................   10.250     02/01/18       1,181,981
   2,000  Philadelphia, PA Auth for Indl Dev Rev Long-Term Care Maplewood.........    8.000     01/01/14       2,173,160
   5,835  Philadelphia, PA Auth for Indl Dev Rev Long-Term Care Maplewood.........    8.000     01/01/24       6,323,856
   1,000  Philadelphia, PA Auth for Indl Dev Rev Lutheran Retire Ser B
          (Var Rate Cpn)..........................................................    5.000     01/01/17         979,710
   1,180  Philadelphia, PA Hosps & Higher Edl Fac Auth Hosp Rev...................    6.500     07/01/27       1,205,736
   1,830  Philadelphia, PA Hosps & Higher Edl Fac Auth Hosp Rev...................    7.250     03/01/24       1,879,941
     500  Philadelphia, PA Pkg Auth Rev East Market...............................    8.750     03/01/05         505,550
   1,785  Philadelphia, PA Pkg Auth Rev East Market...............................    8.875     03/01/10       1,804,760
   1,950  Scranton Lackawanna, PA Hlth & Welfare Auth Rev.........................    6.200     07/01/17       1,995,201
   1,465  Scranton Lackawanna, PA Hlth & Welfare Auth Rev Rfdg....................    7.250     01/15/17       1,524,186
   3,100  Scranton Lackawanna, PA Hlth & Welfare Auth Rev Rfdg....................    7.350     01/15/22       3,214,824
   3,000  Somerset Cnty, PA Hosp Auth Rev Somerset Cmnty Hosp Proj
          (Prerefunded @ 03/01/02)................................................    7.500     03/01/17       3,362,820
   2,400  Southern Chester Cnty, PA Hlth & Higher Ed Auth Mtg Rev.................    6.300     06/01/10       2,415,024
     250  Warren Cnty, PA Indl Dev Auth Beverly Enterprises Rfdg..................    9.000     11/01/12         280,903
   2,300  Washington Cnty, PA Hosp Auth Rev Canonsburg Genl Hosp Rfdg.............    7.350     06/01/13       2,350,393
                                                                                                            ------------
                                                                                                             140,414,518
                                                                                                            ------------
          South Carolina  0.3%
     740  Charleston Cnty, SC Hlth Fac Rev First Mtg Episcopal Proj Rfdg
          (Prerefunded @ 04/01/01)................................................    9.750     04/01/16          885,662
   2,000  Orangeburg Cnty, SC Solid Waste Disp Fac Rev (AMBAC Insd)...............    5.700     11/01/24        2,028,420
     250  South Carolina Jobs Econ Dev Auth Hlth Fac Rev First Mtg
          Lutheran Homes SC Proj..................................................    7.750     10/01/12         265,760
     750  South Carolina Jobs Econ Dev Auth Hlth Fac Rev First Mtg
          Lutheran Homes SC Proj..................................................    8.000     10/01/22         803,062
                                                                                                            ------------
                                                                                                               3,982,904
                                                                                                            ------------
          South Dakota  0.4%
   4,000  South Dakota Hsg Dev Auth Homeownership Mtg Ser F.......................    5.800     05/01/28       4,059,880
   1,000  South Dakota St Hlth & Edl Fac Auth Rev Huron Regl Med Cent.............    7.250     04/01/20       1,117,720
                                                                                                            ------------
                                                                                                               5,177,600
                                                                                                            ------------
          Tennessee  0.9%
   2,000  Shelby Cnty, TN Hlth Edl & Hsg Fac Brd Rev..............................    6.000     07/01/28       2,021,520
   2,000  Shelby Cnty, TN Hlth Edl and Hsg Hlth Care Fac Kirby Pines A (a)........    6.250     11/15/16       1,973,720
   4,000  Shelby Cnty, TN Hlth Edl and Hsg Hlth Care Fac Kirby Pines A (a)........    6.375     11/15/25       3,951,040
     500  Smith Cnty, TN Hlth & Edl Fac First Hlthcare Corp Proj Rfdg.............    7.400     04/01/13         513,395

                                      27                                               See Notes to Financial Statements

                               November 30, 1997

------------------------------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                               Coupon      Maturity    Market Value
------------------------------------------------------------------------------------------------------------------------
          Tennessee (Continued)
$  3,250  Springfield, TN Hlth & Edl Fac Brd Hosp Rev Jesse Holman Jones
          Hosp Proj...............................................................   8.250%     04/01/12     $ 3,576,235
                                                                                                             -----------
                                                                                                              12,035,910
                                                                                                             -----------
          Texas  3.0%
   1,380  Amarillo, TX Hlth Fac Corp Rev Panhandle Retirement Ser B...............   7.000      08/15/15       1,409,670
   3,000  Amarillo, TX Hlth Fac Corp Rev Panhandle Retirement Ser B...............   7.750      08/15/18       3,199,770
     985  Bell Cnty, TX Hlth Fac Dev Corp Rev Hosp Proj...........................   9.250      07/01/08       1,066,302
   3,425  Brazos Cnty, TX Hsg Fin Corp Single Family Mtg Rev
          (GNMA Insd) (a)..........................................................  5.800      09/01/25       3,466,648
     500  Dallas-Fort Worth, TX Intl Arpt Fac Impt Corp Rev
          American Airls Inc......................................................   7.500      11/01/25         543,965
   1,500  Dallas-Fort Worth, TX Intl Arpt Fac Impt Corp Rev
          American Airls Inc......................................................   7.250      11/01/30       1,670,565
   1,250  Dallas-Fort Worth, TX Intl Arpt Fac Impt Corp Rev Delta Airls Inc.......   7.625      11/01/21       1,385,688
   2,665  De Soto, TX Hlth Fac Dev Park Manor Senior Care.........................   7.750      12/01/16       2,732,265
     200  Harris Cnty, TX Hsg Fin Corp Single Family Hsg Rev......................   9.875      03/15/14         200,796
     200  Harris Cnty, TX Hsg Fin Corp Single Family Hsg Rev 1983 Ser A...........  10.125      07/15/03         200,246
   1,285  Harris Cnty, TX Hsg Fin Corp Single Family Hsg Rev 1983 Ser A...........  10.375      07/15/14       1,285,822
   5,000  Houston, TX Arpt Sys Rev Spl Fac Continental Airl Term Impt Ser B.......   6.125      07/15/27       5,174,150
     770  Montgomery Cnty, TX Hlth Fac Dev Corp Hosp Mtg Rev Woodlands
          Med Cent Proj Rfdg (Prerefunded @ 08/15/99).............................   8.850      08/15/14         841,656
   3,255  Rusk Cnty, TX Hlth Fac Corp Hosp Rev Henderson Mem Hosp
          Proj Rfdg...............................................................   7.750      04/01/13       3,551,335
     500  San Antonio, TX Hlth Fac Dev Corp Rev Encore Nursing Cent Partn.........   8.250      12/01/19         558,095
   2,000  San Antonio, TX Hsg Fin Corp Multi-Family Hsg Rev Beverly Oaks
          Apts Proj Ser A.........................................................   7.750      02/01/27       1,990,500
   1,990  San Antonio, TX Hsg Fin Corp Multi-Family Hsg Rev Marbach
          Manor Apts Proj Ser A...................................................   8.125      06/01/27       2,052,327
   1,500  Tarrant Cnty, TX Hlth Fac Dev Corp Rev Mtg Cumberland Rest
          Ser A Rfdg..............................................................   7.000      08/15/19       1,521,735
   1,401  Texas Genl Svcs Cmty Partn Interests Office Bldg & Land
          Acquisition Proj........................................................   7.000      08/01/24       1,438,286
   3,795  Texoma Hsg Fin Corp Texas Single Family Mtg Rev
          (GNMA Insd) (a).........................................................   5.800      09/01/28       3,841,147
     790  Weslaco, TX Hlth Fac Dev Corp Hosp Rev Weslaco Hlth Fac Proj
          Ser B (Prerefunded @ 06/01/98)..........................................  10.375      06/01/16         823,314
                                                                                                             -----------
                                                                                                              38,954,282
                                                                                                             -----------
          Utah  0.9%
   1,500  Carbon Cnty, UT Solid Waste Disposal Rev Rfdg Laidlaw
          Environmentl Ser A......................................................   7.450      07/01/17       1,640,565
   4,000  Clearfield City, UT Hsg Mtg FHA Oakstone Apts A (FHA Insd)(a)...........   5.850      05/01/39       4,016,840
     500  Hildale, UT Elec Rev Gas Turbine Elec Fac Proj..........................   7.600      09/01/06         523,580
   1,000  Hildale, UT Elec Rev Gas Turbine Elec Fac Proj..........................   7.800      09/01/15       1,035,590
   1,000  Tooele Cnty, UT Pollutn Ctl Rev Rfdg Laidlaw Environmentl Ser A.........   7.550      07/01/27       1,099,690

                                      28       See Notes to Financial Statements

                               November 30, 1997

-----------------------------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                                Coupon     Maturity  Market Value
------------------------------------------------------------------------------------------------------------------------
          Utah (Continued)
$  2,000  Utah St Hsg Fin Agy Rev RHA Cmnty Services Proj Ser A................      6.875%     07/01/27   $ 2,014,520
   1,760  Utah St Hsg Fin Agy Single Family Mtg Ser C2.........................      7.950      07/01/20     1,809,544
                                                                                                           -----------
                                                                                                            12,140,329

          Vermont  0.1%
     700  Vermont Edl & Hlth Bldgs Fin Agy Rev Northwestern Med Cent
          Ser A (Prerefunded @ 09/01/98).......................................      9.750      09/01/18       743,834
                                                                                                           -----------

          Virginia  1.4%
   2,955  Alexandria, VA Indl Dev Auth Rev Saint Coletta Sch Proj..............      7.750      10/15/26     3,081,031
     235  Alexandria, VA Indl Dev Auth Rev Saint Coletta Sch Proj..............      7.750      10/15/26       242,854
     725  Covington-Alleghany Cnty, VA Indl Dev Auth Beverly Enterprises
          Inc Proj Rfdg........................................................      9.375      09/01/01       793,012
   3,000  Fairfax Cnty, VA Redev & Hsg Auth Multi-Family Hsg Rev...............      7.600      10/01/36     3,217,290
   2,500  Henry Cnty, VA Indl Dev Auth Indl Dev Rev 5Bs Inc Proj Ser A.........      7.400      09/01/17     2,512,425
   1,500  Hopewell, VA Indl Dev Auth Res Recovery Rev Stone Container
          Corp Proj Rfdg.......................................................      8.250      06/01/16     1,695,840
   1,000  Pittsylvania Cnty, VA Indl Dev Auth Rev Exempt Fac Ser A.............      7.450      01/01/09     1,098,390
   6,000  Richmond, VA Redev & Hsg Auth Multi-Family Rev Ser A Rfdg
          (Var Rate Cpn).......................................................      7.750      12/15/21     6,036,360
                                                                                                           -----------
                                                                                                            18,677,202
                                                                                                           -----------
          Washington  0.4%
   2,500  Spokane Cnty, WA Indl Dev Corp Solid Waste Disp Rev..................      7.600      03/01/27     2,783,450
   1,000  Vancouver, WA Hsg Auth Rev Hsg Maple Knoll Apts Proj.................      6.000      10/01/17     1,005,070
   1,000  Vancouver, WA Hsg Auth Rev Hsg Maple Knoll Apts Proj.................      6.200      10/01/27     1,005,010
                                                                                                           -----------
                                                                                                             4,793,530
                                                                                                           -----------

          West Virginia  0.6%
     500  Randolph Cnty, WV Bldg Commission Davis Mem Hosp Proj
          Ser A Rfdg & Impt....................................................      7.650      11/01/21       550,140
   2,540  Weirton, WV Pollutn Ctl Rev Weirton Steel Proj Rfdg..................      8.625      11/01/14     2,649,372
   5,000  West Virginia St Hsg Dev Fund Hsg Fin Ser D..........................      5.950      11/01/32     5,137,350
                                                                                                           -----------
                                                                                                             8,336,862
                                                                                                           -----------
          Wisconsin  1.1%
   3,000  Oconto Falls, WI Cmnty Dev Oconto Falls Tissue Inc Proj (a)..........      7.750      12/01/22     3,000,000
   1,560  Wisconsin Hsg & Econ Dev Auth Home Ownership Rev.....................      7.550      07/01/26     1,681,196
     795  Wisconsin St Hlth & Edl Fac Auth Rev Hess Mem Hosp Assn..............      7.200      11/01/05       815,106
   2,000  Wisconsin St Hlth & Edl Fac Auth Rev Hess Mem Hosp Assn..............      7.875      11/01/22     2,114,600
   2,500  Wisconsin St Hlth & Edl Fac Auth Rev Natl Regency of New
          Berlin Proj..........................................................      8.000      08/15/25     2,702,575
   3,000  Wisconsin St Hlth & Edl Milwaukee Catholic Home Proj.................      7.500      07/01/26     3,168,930
     500  Wisconsin St Hlth and Edl Rev Mem Hosp At Oconomowoc Inc Proj........      6.350      07/01/17       504,630
                                                                                                           -----------
                                                                                                            13,987,037
                                                                                                           -----------

                                      29       See Notes to Financial Statements

                               November 30, 1997

--------------------------------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                                Coupon     Maturity    Market Value
--------------------------------------------------------------------------------------------------------------------------
          Wyoming  1.0%
$  5,000  Wyoming Cmnty Dev Auth Hsg Rev..........................................   6.250%     06/01/27    $    5,226,900
   8,000  Wyoming Cmnty Dev Auth Hsg Rev..........................................   5.850      06/01/28         8,155,280
                                                                                                            --------------
                                                                                                                13,382,180
                                                                                                            --------------
          U. S. Virgin Islands  0.3%
   1,210  University of Virgin Islands Pub Fin Auth Ser A.........................   7.500      10/01/09         1,355,636
   1,965  University of Virgin Islands Pub Fin Auth Ser A.........................   7.650      10/01/14         2,218,072
                                                                                                            --------------
                                                                                                                 3,573,708
Total Long-Term Investments 99.4%
          (Cost $1,224,221,636)...................................................                           1,288,993,821
Short-Term Investments 0.1%
          (Cost $1,200,000).......................................................                               1,200,000
                                                                                                            --------------
Total Investments 99.5%
          (Cost $1,225,421,636)...................................................                           1,290,193,821
Other Assets in Excess of Liabilities 0.5%........................................                               6,558,774
                                                                                                            --------------
Net Assets 100.0%.................................................................                          $1,296,752,595
                                                                                                            ==============

*Zero coupon bond
(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments and open futures transactions.

(c) Interest is accruing at less than the stated coupon.

(d) Non-Income producing security.

(e) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

                                               See Notes to Financial Statements

                      Statement of Assets and Liabilities

                               November 30, 1997


----------------------------------------------------------------------------------------------------

Assets:
Total Investments (Cost $1,225,421,636)..........................................     $1,290,193,821
Cash.............................................................................             73,883
Receivables:
  Interest.......................................................................         26,699,403
  Investments Sold...............................................................         21,692,806
  Fund Shares Sold...............................................................          2,699,937
Other............................................................................             48,440
                                                                                      --------------
     Total Assets................................................................      1,341,408,290
                                                                                      --------------
Liabilities:
Payables:
  Investments Purchased..........................................................         38,450,937
  Income Distributions...........................................................          3,724,653
  Fund Shares Repurchased........................................................            909,218
  Distributor and Affiliates.....................................................            706,427
  Investment Advisory Fee........................................................            566,218
  Variation Margin on Futures....................................................             18,750
Accrued Expenses.................................................................            172,462
Trustees' Deferred Compensation and Retirement Plans.............................            107,030
                                                                                      --------------
     Total Liabilities...........................................................         44,655,695
                                                                                      --------------
Net Assets.......................................................................     $1,296,752,595
                                                                                      ==============
Net Assets Consist of:
Capital..........................................................................     $1,255,492,509
Net Unrealized Appreciation......................................................         64,464,321
Accumulated Undistributed Net Investment Income..................................            487,485
Accumulated Net Realized Loss....................................................        (23,691,720)
                                                                                      --------------
Net Assets.......................................................................     $1,296,752,595
                                                                                      ==============
Maximum Offering Price Per Share:
  Class A Shares:
     Net asset value and redemption price per share
     (Based on net assets of $779,884,248 and 68,085,219 shares of beneficial
     interest issued and outstanding)............................................     $        11.45
     Maximum sales charge (4.75%* of offering price).............................                .57
                                                                                      --------------
     Maximum offering price to public............................................     $        12.02
                                                                                      ==============
  Class B Shares:
     Net asset value and offering price per share
     (Based on net assets of $425,577,694 and 37,162,826 shares of beneficial
     interest issued and outstanding)............................................     $        11.45
                                                                                      ==============
  Class C Shares:
     Net asset value and offering price per share
     (Based on net assets of $91,290,653 and 7,979,623 shares of beneficial
     interest issued and outstanding)............................................     $        11.44
                                                                                      ==============
*On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            Statement of Operations

                     For the Year Ended November 30, 1997

-------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Interest........................................................................................................    $78,709,930
                                                                                                                    -----------
Expenses:
Investment Advisory Fee.........................................................................................      5,728,036
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of
  $1,608,424, $3,474,149 and $591,365, respectively)............................................................      5,673,938
Shareholder Services............................................................................................        860,424
Custody.........................................................................................................         55,622
Legal...........................................................................................................         51,846
Trustees' Fees and Expenses.....................................................................................         25,972
Other...........................................................................................................        753,000
                                                                                                                    -----------
Total Expenses..................................................................................................     13,148,838
  Less Expenses Reimbursed......................................................................................          1,500
                                                                                                                    -----------
  Net Expenses..................................................................................................     13,147,338
                                                                                                                    -----------
Net Investment Income...........................................................................................    $65,562,592
                                                                                                                    ===========
Realized and Unrealized Gain/Loss:
Net Realized Gain/Loss:
  Investments...................................................................................................    $(1,676,072)
  Futures.......................................................................................................         27,335
                                                                                                                    -----------
Net Realized Loss...............................................................................................     (1,648,737)
                                                                                                                    -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period.......................................................................................     32,939,996
                                                                                                                    -----------
  End of the Period:
    Investments.................................................................................................     64,772,185
    Futures.....................................................................................................       (307,864)
                                                                                                                    -----------
                                                                                                                     64,464,321
                                                                                                                    -----------
Net Unrealized Appreciation During the Period...................................................................     31,524,325
                                                                                                                    -----------
Net Realized and Unrealized Gain................................................................................    $29,875,588
                                                                                                                    ===========
Net Increase in Net Assets from Operations......................................................................    $95,438,180
                                                                                                                    ===========

                                               See Notes to Financial Statements

                      Statement of Changes in Net Assets

                For the Years Ended November 30, 1997 and 1996

------------------------------------------------------------------------------------------------------------------
                                                                               Year Ended               Year Ended
                                                                        November 30, 1997        November 30, 1996
------------------------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income...................................................   $   65,562,592            $  54,897,556
Net Realized Gain/Loss..................................................       (1,648,737)               2,092,011
Net Unrealized Appreciation/Depreciation................................       31,524,325               (3,815,487)
                                                                           --------------           --------------
Change in Net Assets from Operations....................................       95,438,180               53,174,080
                                                                           --------------           --------------
Distributions from Net Investment Income:
  Class A Shares........................................................      (41,904,414)             (36,684,070)
  Class B Shares........................................................      (19,909,861)             (15,919,679)
  Class C Shares........................................................       (3,388,275)              (2,289,094)
                                                                           --------------           --------------
    Total Distributions.................................................      (65,202,550)             (54,892,843)
                                                                           --------------           --------------
Net Change in Net Assets
  from Investment Activities............................................       30,235,630               (1,718,763)
                                                                           --------------           --------------
From Capital Transactions:
Proceeds from Shares Sold...............................................      369,938,578              301,612,850
Net Asset Value of Shares Issued Through Dividend Reinvestment..........       28,519,681               23,613,873
Cost of Shares Repurchased..............................................     (126,673,799)            (110,086,181)
                                                                           --------------           --------------
Change in Net Assets from Capital Transactions..........................      271,784,460              215,140,542
                                                                           --------------           --------------
Total Increase in Net Assets............................................      302,020,090              213,421,779
Net Assets:
Beginning of the Period.................................................      994,732,505              781,310,726
                                                                           --------------           --------------
End of the Period (Including accumulated undistributed net
  investment income of $487,485 and $113,411, respectively).............   $1,296,752,595            $ 994,732,505
                                                                           ==============            =============

                                               See Notes to Financial Statements

                             Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                        Year Ended November 30,
                                                            -----------------------------------------------
Class A Shares                                                 1997      1996      1995      1994      1993
-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period................... $11.139   $ 11.18   $ 10.44   $ 11.19   $ 10.95
                                                            -------   -------   -------   -------   -------
  Net Investment Income....................................    .729      .735       .74       .76     .8132
  Net Realized and Unrealized Gain/Loss....................    .312     (.041)    .7475     (.744)    .2303
                                                            -------   -------   -------   -------   -------
Total from Investment Operations...........................   1.041      .694    1.4875      .016    1.0435
Less Distributions from Net Investment Income..............    .726      .735     .7475      .766     .8035
                                                            -------   -------   -------   -------   -------
Net Asset Value, End of the Period......................... $11.454   $11.139   $ 11.18    $10.44   $ 11.19
                                                            =======   =======   =======   =======   =======
Total Return (a)...........................................   9.63%     6.47%    14.65%      .10%     9.65%
Net Assets at End of the Period (In millions).............. $ 779.9   $ 621.0   $ 516.3    $411.1   $ 408.0
Ratio of Expenses to Average Net Assets (b)................    .95%     1.01%      .98%     1.02%     1.03%
Ratio of Net Investment Income to Average Net Assets (b)...   6.50%     6.64%     6.81%     6.98%     7.13%
Portfolio Turnover.........................................     29%       23%       26%       33%       27%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of certain expenses was less than 0.01%.

                                      34       See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                        Year Ended November 30,
                                                            ----------------------------------------------
Class B Shares                                                 1997      1996      1995     1994   1993(a)
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period................... $11.136   $ 11.18   $ 10.43   $11.18    $10.96
                                                            -------   -------   -------   ------    ------
Net Investment Income......................................    .645      .653       .66      .68     .6919
Net Realized and Unrealized Gain/Loss......................    .313     (.046)    .7535    (.748)    .2476
                                                            -------   -------   -------   ------    ------
Total from Investment Operations...........................    .958      .607    1.4135    (.068)    .9395
Less Distributions from Net Investment Income..............    .642      .651     .6635     .682     .7195
                                                            -------   -------   -------   ------    ------
Net Asset Value, End of the Period......................... $11.452   $11.136   $ 11.18   $10.43    $11.18
                                                            =======   =======   =======   ======    ======
Total Return (b)...........................................   8.82%     5.67%    13.89%    (.76%)    8.84%
Net Assets at End of the Period (In millions).............. $ 425.6   $ 323.8   $ 233.9   $159.3    $104.8
Ratio of Expenses to Average Net Assets (c)................   1.71%     1.77%     1.73%    1.77%     1.77%
Ratio of Net Investment Income to Average Net Assets (c)...   5.74%     5.88%     6.03%    6.19%     6.15%
Portfolio Turnover.........................................     29%       23%       26%      33%       27%


(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of certain expenses was less than 0.01%.

                                      35       See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                                        December 10, 1993
                                                                     Year Ended November 30,                (Commencement
                                                                   ---------------------------        of Distribution) to
                                                                      1997      1996      1995      November 30, 1994 (a)
-------------------------------------------------------------------------------------------------------------------------
Class C Shares
Net Asset Value, Beginning of the Period.......................    $11.126   $ 11.17   $ 10.42                  $   11.29
                                                                   -------   -------   -------                  ---------
  Net Investment Income........................................       .644      .652       .66                        .63
  Net Realized and Unrealized Gain/Loss........................       .312     (.045)    .7535                     (.8363)
                                                                   -------   -------   -------                  ---------
Total from Investment Operations...............................       .956      .607    1.4135                     (.2063)
Less Distributions from Net Investment Income..................       .642      .651     .6635                      .6637
                                                                   -------   -------   -------                  ---------
Net Asset Value, End of the Period.............................    $11.440   $11.126   $ 11.17                  $   10.42
                                                                   =======   =======   =======                  =========
Total Return (b)...............................................       8.82%     5.68%    13.79%                     (1.80%)*
Net Assets at End of the Period (In millions)..................    $  91.3   $  50.0   $  31.1                  $    15.3
Ratio of Expenses to Average Net Assets (c)....................       1.70%     1.77%     1.72%                      1.75%
Ratio of Net Investment Income to Average Net Assets (c).......       5.69%     5.86%     5.98%                      6.07%
Portfolio Turnover.............................................         29%       23%       26%                        33%

*Non-Annualized

(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC certain reimbursement of expenses was less than 0.01%.

                                               See Notes to Financial Statements

                         Notes to Financial Statements

                               November 30, 1997
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Van Kampen American Capital High Yield Municipal Fund (the "Fund") is organized as a series of the Van Kampen American Capital Tax-Exempt Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide as high a level of interest income exempt from federal income tax as is consistent with investing in medium- to lower-rated high yielding municipal securities. The Fund commenced investment operations on January 2, 1986. The distribution of the Fund's Class B and Class C shares commenced on July 20, 1992 and December 10, 1993, respectively.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuations--Municipal bonds are valued by independent pricing services or dealers using the most recently quoted bid price or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

     The Fund's investments include lower-rated and unrated debt securities which may be more susceptible to adverse economic conditions than investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. Securities rated below investment grade and comparable unrated securities represented approximately 73% of the Fund's investment portfolio at the end of the period.

B. Security Transactions--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Advisor") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt securities. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Investment Income--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the life of each applicable security.

D. Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

                               November 30, 1997
--------------------------------------------------------------------------------

     The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At November 30, 1997, the Fund had an accumulated capital loss carryforward for tax purposes of $23,896,048 which expires between November 30, 1998 and November 30, 2005. Of this amount, $192,128 will expire in 1998. Net realized gains or losses differ for financial reporting and tax purposes primarily as a result of the deferral of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and gains or losses recognized for tax purposes on open futures positions at November 31, 1997.

     At November 30, 1997, for federal income tax purposes, cost of long- and short-term investments is $1,225,423,763; the aggregate gross unrealized appreciation is $68,669,479 and the aggregate gross unrealized depreciation is $3,899,421, resulting in net unrealized appreciation of $64,770,058.

E. Distribution of Income and Gains--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Permanent book and tax basis differences relating to the expiration of a portion of the capital loss carryforward totaling $2,674,127 were reclassified from net realized gain/loss on securities to capital. Additionally, permanent differences relating to the recognition of expenses associated with the consolidation of the VKAC open-end fund complex totaling $14,032 were reclassified from accumulated undistributed net investment income to capital.

     For the year ended November 30, 1997, 99.99% of the income distributions made by the Fund were exempt from federal income taxes. In January, 1998, the Fund will provide tax information to shareholders for the 1997 calendar year.

2. Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Funds Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Net Assets                                                   % Per Annum
--------------------------------------------------------------------------------
First $300 million..................................................   .60 of 1%
Next $300 million...................................................   .55 of 1%
Over $600 million...................................................   .50 of 1%

     The Adviser agreed to reimburse the Fund for certain trustees' compensation in connection with the July, 1995 increase in the number of trustees of the Fund. This reimbursement was effective through December 31, 1996.

     For the year ended November 30, 1997, the Fund recognized expenses of approximately $41,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

     For the year ended November 30, 1997, the Fund recognized expenses of approximately $240,500 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting services to the Fund. These services are provided by VKAC at cost.

     ACCESS Investor Services, Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended November 30, 1997, the Fund recognized expenses of approximately $643,900, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

     Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

                               November 30, 1997
--------------------------------------------------------------------------------

     The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit under the plan is equal to $2,500.

3. Capital Transactions

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized. At November 30, 1997, capital aggregated $757,169,936, $410,171,761 and $88,150,812 for Classes A, B, and C,
respectively. For the year ended November 30, 1997, transactions were as follows:

                                                      Shares         Value
------------------------------------------------------------------------------
Sales:
  Class A........................................   18,562,392   $ 210,055,169
  Class B........................................   10,089,692     114,185,577
  Class C........................................    4,036,766      45,697,832
                                                  ------------   -------------
Total Sales......................................   32,688,850   $ 369,938,578
                                                  ============   =============
Dividend Reinvestment:
  Class A........................................    1,614,240   $  18,155,813
  Class B........................................      745,441       8,385,472
  Class C........................................      175,898       1,978,396
                                                  ------------   -------------
Total Dividend Reinvestments.....................    2,535,579   $  28,519,681
                                                  ============   =============
Repurchases:
  Class A........................................   (7,837,512)  $ (87,719,551)
  Class B........................................   (2,749,344)    (30,839,936)
  Class C........................................     (723,574)     (8,114,312)
                                                  ------------   -------------
Total Repurchases................................  (11,310,430)  $(126,673,799)
                                                  ============   =============

                               November 30, 1997
--------------------------------------------------------------------------------

     At November 30, 1996, capital aggregated $618,328,415, $319,327,477, and
$48,740,316 for Classes A, B, and C, respectively. For the year ended November 30, 1996, transactions were as follows:

                                                        Shares         Value
--------------------------------------------------------------------------------
Sales:
  Class A...........................................  15,132,127   $ 167,632,504
  Class B...........................................   9,807,767     108,566,918
  Class C...........................................   2,297,440      25,413,428
                                                      ----------   -------------
Total Sales.........................................  27,237,334   $ 301,612,850
                                                      ==========   =============
Dividend Reinvestment:
  Class A...........................................   1,410,020   $  15,593,441
  Class B...........................................     607,360       6,714,015
  Class C...........................................     118,310       1,306,417
                                                      ----------   -------------
Total Dividend Reinvestments........................   2,135,690   $  23,613,873
                                                      ==========   =============
Repurchases:
  Class A...........................................  (6,981,065)  $ (77,174,763)
  Class B...........................................  (2,265,184)    (25,018,771)
  Class C...........................................    (714,617)     (7,892,647)
                                                      ----------   -------------
Total Repurchases...................................  (9,960,866)  $(110,086,181)
                                                      ==========   =============

     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                              Contingent Deferred
                                                                  Sales Charge
                                                              -------------------
Year of Redemption                                            Class B     Class C
---------------------------------------------------------------------------------
First......................................................     4.00%       1.00%
Second.....................................................     4.00%        None
Third......................................................     3.00%        None
Fourth.....................................................     2.50%        None
Fifth......................................................     1.50%        None
Sixth and Thereafter.......................................      None        None

     For the year ended November 30, 1997, VKAC, as distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $656,500 and CDSC on the redeemed shares of Classes B and C of approximately $551,300. Sales charges do not represent expenses of the Fund.

4. Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $586,332,607 and $305,119,034, respectively.

                               November 30, 1997
--------------------------------------------------------------------------------

5. Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

     During the period the Fund invested in future contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

     Upon entering into future contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

     Transactions in futures contracts for the year ended November 30, 1997, were as follows:

                                                                      Contracts
-------------------------------------------------------------------------------
Outstanding at November 30, 1996......................................        0
Futures Opened........................................................      975
Futures Closed........................................................     (775)
                                                                           ----
Outstanding at November 30, 1997......................................      200
                                                                           ====

     The futures contracts outstanding as of November 30, 1997, and the description and unrealized depreciation are as follows:

                                                                                                               Unrealized
                                                                                            Contracts        Depreciation
-------------------------------------------------------------------------------------------------------------------------
Short Contracts:
U.S. Treasury Bond Futures
December 1997 -- (Current Notional Value of $119,188 per contract)....................            200           $(307,864)
                                                                                                  ===           =========


6. Distribution and Service Plans

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

     Annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets are accrued daily. Included in these fees for the year ended November 30, 1997, are payments to VKAC of approximately $3,006,800.

                       Report of Independent Accountants


To the Shareholders and Board of Trustees of Van Kampen American Capital High Yield Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen American Capital High Yield Municipal Fund (the "Fund"), a series of the Van Kampen American Capital Tax-Exempt Trust, at November 30, 1997, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Chicago, Illinois
January 12, 1998

                Funds Distributed by Van Kampen American Capital


GLOBAL AND
INTERNATIONAL
  Global Equity Fund
  Global Government Securities Fund
  Global Managed Assets Fund
  Short-Term Global Income Fund
  Strategic Income Fund

EQUITY
Growth
  Aggressive Growth Fund
  Emerging Growth Fund
  Enterprise Fund
  Growth Fund
  Pace Fund
Growth & Income
  Comstock Fund
  Equity Income Fund
  Growth and Income Fund
  Harbor Fund
  Real Estate Securities Fund
  Utility Fund

FIXED INCOME
  Corporate Bond Fund
  Government Securities Fund
  High Income Corporate Bond Fund
  High Yield Fund
  Limited Maturity Government Fund
  Prime Rate Income Trust
  Reserve Fund
  U.S. Government Fund
  U.S. Government Trust for Income

TAX-FREE
  California Insured Tax Free Fund
  Florida Insured Tax Free Income Fund
  High Yield Municipal Fund
  Insured Tax Free Income Fund
  Intermediate Term Municipal Income Fund
  Municipal Income Fund
  New York Tax Free Income Fund
  Pennsylvania Tax Free Income Fund
  Tax Free High Income Fund
  Tax Free Money Fund

MORGAN STANLEY
FUND, INC.
  Aggressive Equity Fund
  American Value Fund
  Asian Growth Fund
  Emerging Markets Fund
  Global Equity Fund
  Global Equity Allocation Fund
  Global Fixed Income Fund
  High Yield Fund
  International Magnum Fund
  Latin American Fund
  U.S. Real Estate Fund
  Value Fund
  Worldwide High Income Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital and Morgan Stanley funds.

             Van Kampen American Capital High Yield Municipal Fund


Board of  Trustees
J. Miles Branagan
Richard M. DeMartini*
Linda Hutton Heagy
R. Craig Kennedy
Jack E. Nelson
Jerome L. Robinson
Phillip B. Rooney
Fernando Sisto
Wayne W. Whalen*--Chairman

Officers
Dennis J. McDonnell*
 President
Ronald A. Nyberg*
 Vice President and Secretary
Edward C. Wood, III*
 Vice President and Chief Financial Officer
Curtis W. Morell*
 Vice President and Chief Accounting Officer
John L. Sullivan*
 Treasurer
Tanya M. Loden*
 Controller
Peter W. Hegel*
Alan T. Sachtleben*
Paul R. Wolkenberg*
 Vice Presidents


Investment Adviser
Van Kampen American Capital
Asset Management, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Distributor
Van Kampen American Capital
Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Shareholder Servicing Agent
ACCESS Investor
Services, Inc.
P.O. Box 418256
Kansas City, Missouri 64141-9256

Custodian
State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

Independent Accountants
Price Waterhouse LLP
200 E. Randolph Drive
Chicago, Illinois 60601



* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.
(C) Van Kampen American Capital Distributors, Inc., 1998 All rights reserved.

SM  denotes a service mark of Van Kampen American Capital Distributors, Inc.


This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinant data. After March 31, 1998, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

Van Kampen American Capital Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

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 AMERICAN CAPITAL
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